UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ASCENT SOLAR TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2010

Dear Stockholder:

You are cordially invited to attend Ascent Solar’s Annual Meeting of Stockholders to be held on June 16, 2010. The meeting will be held at the Doubletree Hotel, 8773 Yates Drive, Westminster, Colorado 80031 beginning at 2:00 p.m. Mountain Time. At this year’s Annual Meeting, our stockholders will be asked to elect three Class 2 directors, to approve an amendment and restatement of our 2005 Stock Option Plan, to approve an amendment and restatement of our 2008 Restricted Stock Plan and to ratify the selection of Hein & Associates LLP as our independent registered public accounting firm. Additional information about the Annual Meeting is given in the attached Notice of 2010 Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to again furnish these proxy materials to stockholders primarily over the Internet, rather than in paper form. We believe these rules allow us to provide our stockholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. If you attend the Annual Meeting in person, you may vote your shares in person even though you have previously given your proxy.

Sincerely,

Farhad Moghadam, Ph.D.

President and Chief Executive Officer

ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, Colorado 80241

(720) 872-5000

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

June 16, 2010

at 2:00 p.m. Mountain Time

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), will be held on June 16, 2010, at 2:00 p.m. Mountain Time at the Doubletree Hotel, 8773 Yates Drive, Westminster, Colorado 80031, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect three Class 2 directors to serve until the 2013 annual meeting of stockholders and until their successors have been elected and qualified;

2.	AMENDMENT AND RESTATEMENT OF 2005 STOCK OPTION PLAN. To approve an amendment and restatement of the Company’s 2005 Stock Option Plan;

3.	AMENDMENT AND RESTATEMENT OF 2008 RESTRICTED STOCK PLAN. To approve an amendment and restatement of the Company’s 2008 Restricted Stock Plan;

4.	RATIFICATION OF AUDITORS. To ratify the Audit Committee’s appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

5.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders who owned shares of Ascent Solar common stock at the close of business on April 19, 2010 are entitled to receive notice of, attend and vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you, but you may vote by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

By Order of the Board of Directors

Farhad Moghadam, Ph.D.

President and Chief Executive Officer

Thornton, Colorado

April 28, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2010 — the Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2009 are available at www.ascentsolar.com.

ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, Colorado 80241

(720) 872-5000

PROXY STATEMENT

Your proxy is being solicited on behalf of the Board of Directors (the “Board”) of Ascent Solar Technologies, Inc. a Delaware corporation, for use at the 2010 Annual Meeting of Stockholders to be held at 2:00 p.m. Mountain Time on June 16, 2010, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the Doubletree Hotel, 8773 Yates Drive, Westminster, Colorado 80031.

These proxy materials are first being provided on or about April 28, 2010 to all stockholders as of the record date, April 19, 2010. Stockholders who owned Ascent Solar common stock at the close of business on April 19, 2010 are entitled to receive notice of, attend and vote at the Annual Meeting. On the record date, there were 26,701,422 shares of Ascent Solar common stock outstanding.

This Proxy Statement is being furnished to you with a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2009 (the “Annual Report”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2010. We will provide, without charge, additional copies of our Annual Report. Any exhibits listed in the Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company’s Corporate Secretary at our executive offices set forth above.

References to the “Company,” “Ascent Solar,” “our,” “us” or “we” mean Ascent Solar Technologies, Inc.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Ascent Solar, you have a right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Ascent Solar common stock you owned as of the record date entitles you to one vote on each proposal presented at the Annual Meeting.

Electronic Delivery of Proxy Materials

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 28, 2010, we sent our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and our annual report on Form 10-K, on the Internet. The Notice of Internet Availability also instructs stockholders on how they can vote over the Internet or by telephone.

If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. You may also download the form of proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive offices, which are located at 12300 Grant Street, Thornton, Colorado 80241; or

•	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on April 19, 2010, are entitled to receive notice and vote at the meeting. On the record date, there were 26,701,422 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	the affirmative vote of a majority of the shares present in person or by proxy will be required to elect each director nominee;

(2)	the affirmative vote of a majority of the shares present in person or by proxy will be required to approve the amendment and restatement of the 2005 Stock Option Plan (the “Option Plan”);

(3)	the affirmative vote of a majority of the shares present in person or by proxy will be required to approve the amendment and restatement of the 2008 Restricted Stock Plan (the “Restricted Stock Plan”);

(4)	the affirmative vote of a majority of the shares present in person or by proxy will be required to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

(5)	unless otherwise required by our Bylaws or by applicable law, the affirmative vote of a majority of the shares present in person or by proxy will be required to approve any other matter properly presented for a vote at the meeting; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors, the proposal to amend and restate the Option Plan and the proposal to amend and restate the Restricted Stock Plan should be considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on these proposals. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. The proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the current fiscal year should be considered a routine matter. To the extent your brokerage firm votes your shares on your behalf on this proposal, your shares also will be counted as present for the purpose of determining a quorum.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each director nominee set forth in this Proxy Statement;

(2)	“for” the amendment and restatement of the Option Plan;

(3)	“for” the amendment and restatement of the Restricted Stock Plan;

(4)	“for” the ratification of the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

(5)	at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters, which includes the ratification of the Company’s independent registered public accounting firm.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Form 8-K to be filed after the Annual Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and together you in the future would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 Grant Street, Thornton, Colorado 80241.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

Driving Directions to the Annual Meeting

The Doubletree Hotel is approximately 28 miles from Denver International Airport. From the Airport, take Pena Boulevard to I-70 West to I-270 West which turns into US 36. Exit Sheridan Boulevard, turn right onto 92nd Street. Take a right onto Yates Drive. The hotel is on the right.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, continuing directors and director nominees, their ages and positions with the Company as of February 28, 2010, are as follows:

Name	Age	Position
Farhad Moghadam, Ph.D.	56	President and Chief Executive Officer, Director and Director Nominee
Gary Gatchell	52	Chief Financial Officer and Secretary
Ashutosh Misra	44	Senior Vice President of Corporate Development
Zane Rakes	51	Vice President of Manufacturing Operations
Rafael Gutierrez	55	Senior Vice President of Sales and Marketing
Mohan S. Misra, Ph.D.	65	Chief Strategy Officer, Chairman of the Board
Ron Eller	50	Director
Einar Glomnes	40	Director
Amit Kumar, Ph.D.	45	Director
Richard J. Swanson	75	Director
Kim J. Huntley	55	Director Nominee
G. Thomas Marsh	66	Director Nominee

Farhad Moghadam, Ph.D. has served as our President and Chief Executive Officer since August 2009 and as a member of our Board of Directors since September 2009. Until 2007, Dr. Moghadam served as Senior Vice President and General Manager at Applied Materials, Inc. (“Applied”), where, among other things, he led Applied’s Thin Film Product Group, its largest business unit, and was responsible for managing over 1,100 Applied employees in the United States, Europe and Asia. He joined Applied in 1996. From 2007 until joining us in 2009, Dr. Moghadam was engaged with prominent private equity firms, and he assisted companies seeking to participate in the U.S. Department of Energy loan guarantee program with independent engineering assessments and bankability evaluations. Dr. Moghadam brings strong operational expertise to the Company and the Board. Dr. Moghadam received his B.S. degree in Metallurgical Engineering from the Tehran University of Technology in Iran, and his M.S. and Ph.D. degrees in Materials Science and Engineering from Stanford University.

Gary Gatchell has served as our Chief Financial Officer and Secretary since March 2008. Prior to joining Ascent Solar, Mr. Gatchell served as the Chief Financial Officer of Carrier Access Corporation, a telecommunications equipment provider (“Carrier Access”). Mr. Gatchell joined Carrier Access, a NASDAQ listed company, in June 2005. Prior to joining Carrier Access, from 1999 to 2004, Mr. Gatchell served as the Chief Financial Officer of Voyant Technologies, Inc., a leading provider of audio conferencing equipment that was acquired by Polycom, Inc., and as an audit manager at KPMG. Mr. Gatchell is a registered Certified Public Accountant and holds a Masters degree in Accountancy from the University of Denver. Mr. Gatchell is a member of the AICPA and CSCPA.

Ashutosh Misra currently serves as our Senior Vice President of Corporate Development and previously served as our Senior Vice President of Operations and General Manager beginning in April 2007. Until that time, Mr. Misra served as a member of our Board of Directors from our inception in October 2005 and participated actively as corporate advisor in guiding the management team with day-to-day operations. Mr. Misra also served as Executive Vice President at ITN, where he was responsible for day to day business operations. From November 2002 until March 2005, Mr. Misra served as the president and chief executive officer of Data Access America, a wholly owned subsidiary of Data Access India, Limited, a telecommunications carrier based in India. Prior to joining ITN in 1998, Mr. Misra worked for MTI International for over 8 years as Operations Manager and was responsible for setting up electronic manufacturing and related facilities in the United States, Mexico, Singapore, Indonesia, and India. Mr. Misra holds a Bachelor of Engineering Degree in Electronics and Telecommunications from Bangalore University in India, and a M.S. degree in Electrical Engineering from the University of Wisconsin, Milwaukee. Mr. Misra is the nephew of Dr. Mohan Misra, our Chairman.

Zane Rakes has served as our Vice President of Manufacturing Operations since January 2010. Immediately prior to joining Ascent Solar, Mr. Rakes was Director of Operations for Concentrated Solar Power and Photovoltaics at SCHOTT Solar, Inc. Prior to SCHOTT Solar, Mr. Rakes worked at Intel Corporation for over 15 years holding various manufacturing positions. Most recently Mr. Rakes served as a plant manager for Intel’s Colorado Springs operations. Mr. Rakes brings over 16 years experience in high volume manufacturing systems, inventory management, manufacturing automation systems and global supply chain management. Mr. Rakes holds a B.S. degree in Business Administration from the University of Phoenix.

Rafael Gutierrez has served as our Senior Vice President of Sales and Marketing since September 2009. Mr. Gutierrez joined us from Seagate Technology (“Seagate”), where he worked for 18 years, most recently as General Manager of Consumer Electronics in Seagate’s Consumer Solutions Division. Mr. Gutierrez holds a B.A. degree in Mathematics from Bellevue University and a M.S. degree in Operations Research and Applied Statistics from the University of Northern Colorado.

Mohan S. Misra, Ph.D. has served as Chairman of our Board of Directors since October 2005 and as our Chief Strategy Officer since April 2007. Dr. Misra served as our interim President and Chief Executive Officer until August 2009. He founded and has served as chief executive officer of ITN since 1994. Before founding ITN, Dr. Misra spent 19 years with Martin Marietta Corporation (now Lockheed Martin Corporation) in the areas of material research, development and manufacturing. While at Martin Marietta, Dr. Misra worked first as manager of Research and Technology, and then led the company’s development of long term technology strategies. Dr. Misra has helped develop and implement several key technologies for aerospace applications including thin-film PV products, smart materials, advanced composites and lightweight structures. Dr. Misra brings a strong background in research and development and in government contracts to the Board of Directors, and has extensive contacts in the thin-film and photovoltaic industries. Dr. Misra holds a B.S. degree in Metallurgical Engineering from Benaras Hindu University in India, a M.S. degree in Metallurgical Engineering from the University of Washington and a Ph.D. in Metallurgical Engineering from the Colorado School of Mines. Dr. Misra is the uncle of Ashutosh Misra, our Senior Vice President of Corporate Development.

Ron Eller has served on our Board of Directors since June 2009. Mr. Eller is owner and chief executive officer of Monroe Street Capital LLC, a private investment and consulting firm formed in 2009. He is also a principal of Top Rock, LLC, a private equity firm. From December 2008 until May 2009, Mr. Eller served as a managing director of Capital Preservation, Inc., a private investment firm. From 1994 until March 2008, Mr. Eller held various executive positions at Hewlett-Packard Company, an integrated technology firm, including Vice President and General Manager of the NetServer business from 2002 to 2003 and, more recently, Vice President and General Manager of the software and system integrator channels of the Technology Solutions Group. Mr. Eller has served on the board of the Colorado Neurological Institute since April 2009 and is a certified public accountant. Mr. Eller brings a strong background in managing rapidly growing technology businesses, strategic planning and human resources to the Board of Directors. Mr. Eller holds a B.S. degree in Professional Aviation from Purdue University, and an M.S. degree in Business from Colorado State University.

Einar Glomnes has served on our Board of Directors since March 2007. Since April 2007, Mr. Glomnes has served as the head of Hydro Solar, a division of Norsk Hydro ASA. Norsk Hydro Produksjon AS (“Norsk Hydro” or “Hydro”), a subsidiary of Norsk Hydro ASA, is our largest stockholder. Prior to heading Hydro Solar, Mr. Glomnes served as a Vice President in the business development arm of Norsk Hydro Oil & Energy from 2006 until 2007, and as a lawyer in the legal department of Norsk Hydro ASA from 2004 to 2006. Prior to joining Norsk Hydro ASA, Mr. Glomnes served as a lawyer with the Schjødt Law Firm in Norway and as a management consultant with McKinsey & Company. Mr. Glomnes also serves as a member of the board of directors of Norson AS, a PV ingot and wafer company based in Norway, as a member of the board of directors of Convexa Capital IX AS, a venture capital company based in Norway with global investments in solar energy related companies, and as the chairman of Verdane Capital, a private equity investment firm. Mr. Glomnes was selected at the recommendation of our largest stockholder, and possesses extensive knowledge about the photovoltaic market and the target markets for our products. Mr. Glomnes holds a law degree from the University of Oslo, Norway, and an L.L.M. degree from Columbia University School of Law, New York.

Amit Kumar, Ph.D. has served on our Board of Directors since June 2007. Dr. Kumar has served as the President and Chief Executive Officer of CombiMatrix Corporation, a developer of DNA microarrays, since September 2001. He also serves on the board of directors of Aeolus Pharmaceuticals, Inc. and Tacere Therapeutics. Dr. Kumar was a director of Acacia Research Corporation from December 2002 to August 2007. Dr. Kumar brings executive leadership and management experience to the Board of Directors. Dr. Kumar holds a B.S. degree in Chemistry from Occidental College. After joint studies at Stanford University and the California Institute of Technology (“Caltech”), he received his Ph.D. from Caltech before completing a post-doctoral fellowship at Harvard University. Dr. Kumar’s thesis research at Stanford and Caltech focused on fundamental studies of photovoltaic cells.

Richard J. Swanson has served on our Board of Directors since January 2007. In addition to a background with Arthur Andersen/Accenture, he was the chief financial officer of the Denver area Regional Transportation District from 1974 through 1980. Since 1980 he has served as founder and president of Investment Partners, Inc., which has engaged in the restructuring and recapitalization of troubled companies. From 1991 through 2007, he was a strategic coach and advisor for Vistage International (formerly TEC), working with chief executive officers of public and private companies. He served as a director and chair of the audit committee of AHPC Holdings, Inc., a publicly-traded Illinois-based company in the health care supply field from 1998 through 2007, and currently serves as a director and chair of the audit committee of ADA-ES, a publicly-traded utility industry industrial technology company in Colorado. Mr. Swanson brings financial and accounting expertise to the Board of Directors. Mr. Swanson holds a B.A degree in History from the University of Colorado and an M.B.A from the Harvard Business School.

Kim J. Huntley is a nominee to serve on our Board of Directors. Mr. Huntley served in the Defense Logistics Agency (“DLA”) of the U.S. Department of Defense (“DOD”) for more than 32 years in positions of increasing responsibility. Most recently, from July 2008 until his retirement in January 2010, Mr. Huntley served as Director of the Defense Energy Support Center (“DESC”) in Fort Belvoir, Virginia. The DESC operates as part of the DLA and is responsible for providing energy solutions to the DOD and federal civilian agencies. As Director of the DESC, Mr. Huntley was the principal executive officer in charge of approximately 1,100 employees worldwide and over $25 billion in annual appropriations involving energy infrastructure and products. From March 2006 and immediately prior to becoming Director of the DESC, Mr. Huntley served in leadership roles involving supply chain management, including Deputy Commander for the Defense Supply Center in Richmond, Virginia and Columbus, Ohio, and as Executive Director of Customer Support and Readiness. From December 2003 to March 2006, Mr. Huntley served as Chief of the Customer Support Office in Fort Belvoir, Virginia. Mr. Huntley chaired the Inter Agency Working Group for Alternative Fuels and Renewable Energy from January 2009 to January 2010. The Group included senior energy representatives from DOD, DOE, EPA, and other major Federal Agencies. Mr. Huntley would bring extensive supply chain, budget and defense industry experience to our Board. Mr. Huntley holds a B.A. degree in Economics from Golden Gate University and attended post-graduate courses in economics at California State University, Hayward.

G. Thomas Marsh is a nominee to serve on our Board of Directors. In June 2006, Mr. Marsh retired as Executive Vice President of Lockheed Martin Space Systems Company, a subsidiary of Lockheed Martin Corporation. Lockheed Martin Space Systems designs, develops, tests, manufactures and operates advanced-technology systems, including human space flight systems, satellites and instruments, space observatories and interplanetary spacecraft, laser radar, fleet ballistic missiles, and missile defense systems. From 1969 until its merger in 1995 to form Lockheed Martin Corporation, Mr. Marsh worked at Martin Marietta Corporation, most recently in the position of President, Manned Space Systems. After 1995, he held positions of increasing responsibility within Lockheed Martin Corporation, including serving as President and General Manager of the Missiles and Space Operations business unit from 2002 until his appointment as Executive Vice President of Lockheed Martin Space Systems in 2003. Mr. Marsh was responsible for business operations and the activities of approximately 18,000 Space Systems employees. Mr. Marsh has served on the board of directors of ION Geophysical Corporation since December 2008. Mr. Marsh would bring a background in executive management and deep experience with the space and defense industries to our Board. Mr. Marsh holds a B.S. degree in Electrical Engineering from the University of New Mexico, an M.B.A. from the University of Colorado, and attended the Massachusetts Institute of Technology’s Sloan School of Management.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board of Directors is to be determined from time to time by resolution of the Board of Directors, but shall consist of at least two and no more than nine members. Our Board of Directors currently consists of eight members. The Board has determined that the following directors are “independent” as required by the listing standards of The NASDAQ Stock Market and by our corporate governance guidelines: Mr. Eller, Mr. Gallery, Dr. Kumar, Dr. Russell and Mr. Swanson.

Our Certificate of Incorporation provides that the Board of Directors will be divided into three classes as nearly equal in number of directors as possible. Our Class 1 directors are Ron Eller, Dr. Amit Kumar and Richard Swanson. Our Class 2 directors are Dr. Farhad Moghadam, Stanley Gallery and Dr. T.W. Fraser Russell. Our Class 3 directors are Einar Glomnes and Dr. Mohan Misra. In February 2010, Richard Erskine, who was serving as a Class 3 director, resigned from the Board to dedicate more time as chief executive officer of his venture capital firm. The term of our Class 2 directors expires at our 2010 Annual Meeting. Mr. Gallery and Dr. Russell are not standing for re-election, and our Board, upon the recommendation of the Nominating and Governance Committee, has nominated Dr. Farhad Moghadam, Kim J. Huntley and G. Thomas Marsh. If all three nominees are elected at the Annual Meeting, we will have eight directors immediately after the meeting, of whom our Board has determined five—Mr. Eller, Dr. Kumar, Mr. Swanson, Mr. Huntley and Mr. Marsh—will be “independent” as required by the listing standards of The NASDAQ Stock Market and by our corporate governance guidelines.

Board Leadership Structure and Role in Risk Oversight

We currently separate the roles of Chairman of the Board and Chief Executive Officer. We believe that, in light of his role as founder of the Company and chief proponent of our technologies, Dr. Misra possesses the strategic, technical and industry knowledge and expertise to serve as our Chairman. As President and Chief Executive Officer, Dr. Moghadam is responsible for day-to-day oversight of our operations and personnel. Notwithstanding the foregoing, our Board does not have a formal policy regarding separation of the Chairman and Chief Executive Officer roles, and the Board may in the future decide to implement such a policy if it deems it in the best interests of the Company and its stockholders. The Board does not have a lead independent director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

Our Board has four standing committees: an Audit Committee, a Compensation Committee; a Nominating and Governance Committee; and a Strategy Committee. Each committee operates pursuant to a charter. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee can be found on our website www.ascentsolar.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	reviewing and monitoring the enterprise risk management process;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Our Audit Committee is comprised of Mr. Eller, Mr. Gallery, Dr. Kumar and Mr. Swanson. Mr. Swanson serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of The NASDAQ Stock Market, and that Mr. Swanson qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee. Our Compensation Committee assists our Board in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship and how all elements, in the aggregate, comprise the executives’ total compensation package. The CEO makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. Decisions by the Compensation Committee with respect to equity compensation awards to executive officers are approved by the full Board of Directors. The Compensation Committee may determine director compensation by reviewing peer group data. Although the Compensation committee has the authority to retain outside third parties, it does not currently utilize any outside consultants. The Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to other committees or officers.

Our Compensation Committee is comprised of Mr. Eller, Mr. Gallery and Mr. Swanson. Mr. Gallery serves as Chairman of the Compensation Committee. Our Board has determined that all members of the Compensation Committee are independent under the rules of The NASDAQ Stock Market.

Nominating and Governance Committee. Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board; and

•	evaluating and recommending candidates for election to our Board.

Our Nominating and Governance Committee is comprised of Mr. Gallery, Dr. Kumar and Dr. Russell. Dr. Kumar serves as Chairman of our Nominating and Governance Committee. Our Board has determined that all members of the Nominating and Governance Committee are independent under the rules of The NASDAQ Stock Market.

When considering potential director candidates for nomination or election, the following characteristics are considered in accordance with our Nominating and Governance Committee Charter:

•	high standard of personal and professional ethics, integrity and values;

•	training, experience and ability at making and overseeing policy in business, government and/or education sectors;

•	willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;

•	willingness and ability to devote the time and effort required to effectively fulfill the duties and responsibilities related to Board and its committees;

•	willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company’s business affairs;

•	willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to the Company and its constituents; and

•	willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performances.

In addition, in order to maintain an effective mix of skills and backgrounds among the members of our Board, the following characteristics also may be considered when filling vacancies or identifying candidates:

•	independence;

•	diversity (e.g., age, geography, professional, other);

•	professional experience;

•	industry knowledge (e.g., relevant industry or trade association participation);

•	skills and expertise (e.g., accounting or financial);

•	leadership qualities;

•	public company board and committee experience;

•	non-business-related activities and experience (e.g., academic, civic, public interest);

•	continuity (including succession planning);

•	size of the Board;

•	number and type of committees, and committee sizes; and

•	legal and other applicable requirements and recommendations, and other corporate governance-related guidance regarding Board and committee composition.

The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, as noted above, the Board and the Nominating and Governance Committee believe that it is essential that Board members represent diverse viewpoints.

Strategy Committee. Our Strategy Committee was formed in December 2009 and is responsible for the oversight of management’s development and implementation of the Company’s strategic plan. The Strategy Committee’s oversight responsibilities are intended to focus on the Company’s long-term initiatives instead of day-to-day operations. Among other things, the Strategy Committee:

•	assists executive management with the development of the Company’s strategic planning process;

•	assists executive management with the identification of strategic objectives and formulation of strategic business plan(s); and

•	oversees management’s implementation of those objectives and plan(s).

Our Strategy Committee is comprised of Mr. Eller, Mr. Glomnes and Dr. Mohan Misra and Dr. Amit Kumar. Mr. Eller serves as Chairman of our Strategy Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an officer or an employee of the Company. In addition, during fiscal year ended December 31, 2009, none of the Company’s executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Company’s Compensation Committee.

Number of Meetings

The Board held a total of 7 meetings in 2009. Our Audit Committee held 9 meetings, our Compensation Committee held 3 meetings, and our Nominating and Governance Committee held 5 meetings in 2009. Our Strategy Committee was established in December 2009 and did not have any meetings in 2009. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served (during the periods that he served).

Board Member Attendance at Annual Stockholder Meetings

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances. Our 2009 annual meeting was attended by six of the eight directors serving at the time.

Stockholder Nominations

In accordance with the our Bylaws, a stockholder wishing to nominate a director for election at an annual or special meeting of stockholders must timely submit a written proposal of nomination to our Board, care of our Secretary. To be timely, a written proposal of nomination for an annual meeting of stockholders must be received at least 90 calendar days but no more than 120 calendar days before the first anniversary of the date on which we held our annual meeting of stockholders in the immediately preceding year; provided, however, that in the event that the date of the annual meeting is advance or delayed more than 30 calendar days from the first anniversary of the annual meeting of stockholders in the immediately preceding year, the written proposal must be received: (i) at least 90 calendar days but no more than 120 calendar days prior to the date of the annual meeting; or (ii) no more than 10 days after the date we first publicly announce the date of the annual meeting. A written proposal of nomination for a special meeting of stockholders must be received no earlier than 120 calendar days prior to the date of the special meeting nor any later than the later of: (i) 90 calendar days prior to the date of the special meeting; and (ii) 10 days after the date we first publicly announce the date of the special meeting.

Each written proposal for a nominee must contain: (i) the name, age, business address and telephone number, and residence address and telephone number of the nominee; (ii) the current principal occupation or employment of each nominee, and the principal occupation or employment of each nominee for the prior ten (10) years; (iii) a complete list of companies, whether publicly traded or privately held, on which the nominee serves (or, during any of the prior ten (10) years, has served) as a member of the board of directors; (iv) the number of shares of our common stock that are owned of record and beneficially by each nominee; (v) a statement whether the nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or reelection at the next meeting at which the nominee would face election or reelection, and irrevocable resignation effective upon acceptance of such resignation by the Board; (vi) a completed and signed questionnaire, representation and agreement relating to voting agreements or commitments to which the nominee is a party; (vii) other information concerning the nominee that would be required in a proxy statement soliciting the nominee’s election; and (viii) information about, and representations from, the stockholder making the nomination.

A stockholder interested in submitting a nominee for election to the Board of Directors should refer to our Bylaws for additional requirements. Upon receipt of a written proposal of nomination meeting these requirements, the Nominating and Governance Committee of the Board will evaluate the nominee in accordance with its charter and the characteristics listed above.

Director Compensation

In 2009, our independent directors each received an annual cash retainer of $20,000 and restricted stock units equal to $30,000 divided by the closing price of the Company’s common stock on December 31, 2008. In addition, an independent director received: (1) for serving as a Board committee member, restricted stock unit awards equal to $8,000 divided by the closing price of the Company’s common stock as of December 31, 2008; (2) for serving as chairman of the Audit Committee, restricted stock unit awards equal to $20,000 divided by the closing price of the Company’s common stock on December 31, 2008; (3) for serving as chairman of the Compensation Committee, restricted stock unit awards equal to $15,000 divided by the closing price of the Company’s common stock on December 31, 2008; and (4) for serving as chairman of the Nominating and Governance Committee, restricted stock unit awards equal to $15,000 divided by the closing price of the Company’s common stock on December 31, 2008.

In late 2009 the strategy committee was formed and the independent directors will receive in 2010: (1) for serving as a Board committee member, restricted stock unit awards equal to $8,000 divided by the closing price of the Company’s common stock as of December 31, 2009; (2) for serving as chairman of the Strategy Committee, restricted stock unit awards equal to $20,000 divided by the closing price of the Company’s common stock on December 31, 2009.

The following Director Compensation Table summarizes the compensation of each our non-employee directors for services rendered to Ascent Solar during the year ended December 31, 2009:

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Comp ($)		Total ($)	Options Outstanding (#)
Ron Eller	10,000	22,986	—		32,986	—
Stanley A. Gallery	20,000	60,987	—		80,987	8,000
Einar Glomnes	—	—	—		—	—
Amit Kumar	20,000	52,986	—		72,986	8,000
T.W. Fraser Russell	20,000	45,992	—		65,992	8,000
Richard J. Swanson	20,000	57,994	—		77,994	16,000
Richard Erskine (former director)	10,000	15,000	—		25,000	—
Joel S. Porter (former director)	20,000	30,000	15,470	(2)	65,470	5,000

(1)	Represents the aggregate grant date fair value of restricted stock unit awards computed in accordance with FASB ASC Topic 718 for awards of stock granted during the year ended December 31, 2009.
(2)	All other compensation represents 2,000 restricted stock units granted to Mr. Porter on July 13, 2009 for business development consulting services to the Company. The 2,000 restricted stock units vest on July 13, 2010. Mr. Porter resigned from the Board on June 30, 2009.

In addition to the fees listed above, we reimburse the directors for their travel expenses incurred in attending meetings of the Board or its committees. The directors did not receive any other compensation or personal benefits.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior finance and accounting staff. The code is designed to, among other things, deter wrongdoing and to promote the honest and ethical conduct of our officers and employees. The text of our code of ethics can be found on our Internet website at www.ascentsolar.com. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a Form 8-K current report.

Communication with the Board of Directors

Stockholders may communicate with the Board by sending correspondence to our Chairman, c/o the Corporate Secretary of the Company, at our corporate address on the cover of this Proxy Statement. It is our practice to forward all such correspondence to our Chairman, who is responsible for determining whether to relay the correspondence to the other members of the Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Proxy Statement on Schedule 14A and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

COMPENSATION COMMITTEE

Stanley Gallery, Chair

Richard Swanson

Ron Eller

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

In 2009, the Company began the process of transitioning from a technology development company to a commercially-oriented product manufacturing company. This transition brought with it a number of changes, including our retention of a number of new executive officers, buildout of production capacity and, particularly in the latter part of 2009, a reassessment of our compensation policies and strategies. Our transition to a commercially-oriented manufacturing company therefore significantly influenced the Committee’s compensation decisions for 2009, and the Committee has adopted a compensation philosophy that, among other things, emphasizes results-based rewards. Our executive compensation program is designed to:

•	attract, retain, and develop key executives critical to the Company’s objectives;

•	motivate and reward superior performance, consistent with the Company’s Code of Business Conduct;

•	foster individual growth; and

•	align the long-term interests of executives with the Company’s stockholders.

In 2009, the compensation program resulted in various compensation elements linked to performance-based measures, including an annual cash bonus component based on specific technical, organizational and/or operational objectives and a long-term equity incentive component. The annual and long-term incentive awards are designed to focus our executives on our long-term commercialization strategy and to reward them for taking meaningful and measurable steps toward execution of that strategy.

During 2009, the Company revised its business strategy in response to the global credit crunch and economic downturn. In light of the downturn, the Company and Compensation Committee adopted a number of cash preservation strategies relating to executive officer pay, including payment of certain bonuses using restricted stock in lieu of cash.

Role of the Compensation Committee

The Compensation Committee, composed entirely of independent directors, administers the executive compensation programs of the Company. The Compensation Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, approving equity grants and otherwise administering share-based plans, and reviewing annually all compensation decisions relating to the Chief Executive Officer, the Chief Financial Officer and the Company’s other executive officers. The

Compensation Committee’s charter, which is reviewed at least annually by the Compensation Committee and approved by the Board, details the Compensation Committee’s responsibilities and is available for viewing on the Company’s website at www.ascentsolar.com.

Process for Determining Compensation of Executive Officers

Management and Other Employees. The Compensation Committee works with management to set the agenda for Compensation Committee meetings, and the Chief Executive Officer and other members of management are regularly invited to attend such meetings. The Compensation Committee meets in executive session as necessary to discuss compensation issues generally outside the presence of management, as well as to review the performance and consider the compensation of the Chief Executive Officer.

The Compensation Committee takes significant direction from the recommendations of the Chief Executive Officer in establishing the compensation for the other executive officers, as it believes the Chief Executive Officer, with the support of the Human Resources Manager, has the best understanding of the overall effectiveness of the management team and each person’s individual contribution to the Company’s performance. For each executive officer, the Chief Executive Officer provides information to the Compensation Committee regarding the individual’s experience, current performance, achievement against goals, potential for advancement and other subjective factors. The Committee retains discretion to modify the Chief Executive Officer’s recommendations and reviews such recommendations for their reasonableness based on individual and Company performance as well as market information.

Third-Party Consultants. The Committee has the authority to retain and obtain assistance from, and to approve engagement fees and other retention terms of, legal, accounting, compensation or other advisors. In 2009, the Committee did not engage consultants.

Compensation Philosophy and Objectives

The Compensation Committee’s decisions with respect to compensation for executive officers in fiscal 2009 were guided by the following objectives:

•

Our compensation program should be comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, and designed to support our commercialization, technology development and growth strategies.

•	Our compensation program should be designed to motivate and reward our executives for performance through the use of variable compensation tied to short-, intermediate- and long-term results.

•	Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunities.

Executive Compensation Policies and Practices

Target Pay Mix. The total compensation package for our executive officers consists of base salary, annual bonus, long-term equity incentives and benefits. In determining both the target level of compensation and the mix of compensation elements, we consider our business objectives, expectations of our stockholders and our own judgment of where the targets should be established. We generally make strategic decisions based on our unique business objectives, which may differ from comparator company practices.

We have moved to strengthen our pay-for-performance orientation with a higher proportion of compensation provided through variable pay. We believe the current pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long-term objectives in support of our business strategy; it satisfies the need for flexibility to motivate and reward exceptional performance; and it better reflects competitive market practice allowing us to attract and retain talented executives.

The compensation mix for executive officers is intended to provide more than half of total compensation through the combination of short-term incentives (bonus) and long-term incentives (stock options and restricted stock). The short-term incentive targets are based on the individual executive’s position in the company. The determination of any actual bonus paid is based on a combination of individual performance and overall company performance. Long-term incentive awards are based on a combination of current and expected future individual performance, as well as the executive’s position in the company. The actual value of long-term incentive awards will depend on stock price performance, and, in the case of performance-based RSUs, a combination of individual performance and overall company performance.

Factors Considered in Making Compensation Decisions

Actual compensation levels are a function of individual and Company performance as described under each specific compensation element. When making pay decisions, the Compensation Committee considers the appropriateness of individual elements of compensation as well as the aggregate sum of base salary, bonus and the fair value of long-term incentives (determined at grant) for an executive officer. The Compensation Committee may also consider salary increase history, past bonus awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards.

Base Salary

The Compensation Committee believes that base salary is a significant factor in attracting and retaining key employees and also serves to preserve an employee’s commitment to the Company during any downturns. The Compensation Committee also believes that base salary should be commensurate with an executive officer’s scope of responsibilities, demonstrated leadership abilities, management experience and effectiveness and potential for advancement. Accordingly, the Compensation Committee reviews base salaries of executive officers on an annual basis, as well as at the time of a promotion or other significant change in responsibilities.

Annual Bonus

Overview. The Compensation Committee believes that the Company’s executive bonus policy provides a meaningful reward for the achievement of significant short-term Company performance, while assisting the Company in attracting, motivating, and retaining employees. The bonuses paid for 2009 to named executive officers appear in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. The performance measures used to determine bonus amounts for the named executive officers were based on the operational and strategic objectives described below. We have not disclosed the specific numerical targets we used for our operational and strategic objectives because they were and are part of our proprietary business plan, the disclosure of which we believe would cause competitive harm.

2009 Bonus Awards. For each of our named executive officers, the compensation committee assessed performance based on accomplishment of certain operational and strategic objectives established at the beginning of 2009, and updated in August 2009 when our new Chief Executive Officer joined the Company. The objectives for each named executive officer relate to criteria influenced by our transition to a commercially-oriented manufacturing company, including: module conversion efficiency, production yield, reduction of operating and capital expenditures, key customer orders and strategic partnership relationships, additional equity financing, organizational development and production capability and expectations.

The 2009 target bonus for Farhad Moghadam, our Chief Executive Officer, was 100% of his base salary, in accordance with his employment agreement with the Company. Based upon his complete attainment of objectives relating to organizational development (including evaluation and restructuring of our operational departments), his rapid engagement in our business and his role in mapping our business development strategy, and the retention and appointment of new division heads with strong product and manufacturing experience and expertise, Dr. Moghadam received 100% of his target bonus for 2009, prorated for the portion of 2009 during which he was employed with the Company.

The 2009 target bonus for Gary Gatchell, our Chief Financial Officer, was 30% of his base salary, in accordance with his employment agreement with the Company. Based upon his partial attainment of objectives relating to reduction of operating expenses and capital expenditures, Mr. Gatchell received 50% of his target bonus for 2009.

The 2009 target bonus for Mohan Misra, our Chief Strategy Officer, was 100% of his base salary. Based upon his complete attainment of objectives relating to progress on organizational development and execution of the Company’s revised business plan, as well as the identification and retention of our new Chief Executive Officer, Dr. Misra received 100% of his target bonus for 2009.

The 2009 target bonus for Prem Nath, our Senior Vice President of Production Operations and Technology was 100% of his base salary in accordance with his employment agreement with the Company. Based upon his attainment of goals relating to module conversion efficiency and partial attainment of objectives relating to build-out of production capability, Dr. Nath received approximately 50% of his target bonus for 2009.

The 2009 target bonus for Ashutosh Misra, our Senior Vice President of Corporate Development, was 30% of his base salary. Based upon his partial attainment of objectives relating to capital fundraising and development of corporate partnerships, Mr. Misra received 50% of his target bonus for 2009.

Dr. Nath, Mr. Gatchell and Mr. Ashu Misra received their bonuses in the form of cash compensation, and the Compensation Committee awarded Dr. Moghadam and Dr. Misra their bonuses in the form of immediately-vested restricted stock units in an effort to conserve cash.

Equity Incentive Awards: Stock Options and Restricted Stock Units (“RSUs”)

In 2009, we granted stock options and RSUs to executive officers of the Company. The Compensation Committee believes that such equity awards motivate executives and other eligible employees to focus on, and reward the achievement of, the Company’s long-term business goals and strategies and thereby increase shareholder value. Equity awards also are intended to assist the Company in retaining a high quality management team. In 2009, the awards granted for our executives related to incentive awards granted at the date of employment or contract. Equity grants to our named executive officers are more particularly described in the “Grants of Plan Based Awards” table and the “Outstanding Equity Awards at Fiscal Year-End” table.

In July 2009, the Compensation Committee granted 70,000 performance based RSUs to Prem Nath, our Senior Senior Vice President of Production Operations and Technology. On December 18, 2009, Dr. Nath resigned from his position as Senior Vice President of Production Operations and Technology, effective January 15, 2010. Prior to Dr. Nath’s resignation, the Compensation Committee authorized the vesting in December 2009 of 7,500 of performance based RSUs based on his attainment of goals relating to module conversion efficiency and partial attainment of objectives relating to build-out of production capacity. Dr. Nath will continue to provide consulting services for the Company through June 30, 2011 and for consideration for these services, 27,500 of the 2009 performance based RSUs were converted to time based vesting over the life of the consulting contract. The remaining 35,000 RSUs were cancelled.

In August 2009, the Compensation Committee granted both RSUs and stock options to Farhad Moghadam, our Chief Executive Officer, as an incentive award at the time of employment. Of the RSUs granted, 35,000 were performance based and 75,000 time based. The time based RSUs vest over four years with the first vesting period beginning at the time of grant and the next vesting period beginning two years from the date of grant. The performance based RSUs vest over a two year period with 15,000 RSUs vesting in 2012 based on performance criteria to be set by the Compensation Committee during 2011 and 20,000 RSUs vesting in 2013 based on performance criteria to be set by the Compensation Committee during 2012. Also in connection with the Chief Executive Officer’s employment, the Compensation Committee granted 100,000 stock options under the Company’s Stock Option Plan and 200,000 options as an inducement award (as defined in NASDAQ Rule 5635(c) (4)) that was made outside of our existing Stock Option Plan. These time based stock option grants vest over four years from the date of grant.

In July 2009 the Compensation Committee granted RSUs to Mohan Misra, our Chief Strategy Officer, for his recruitment of a new Chief Executive Officer, and his work during the transition. The RSUs are time based grants that vested 50% in August 2009 and remaining 50% in August 2010.

In addition to equity incentive award grants in 2009, the Compensation Committee authorized the vesting of performance based stock options granted in prior years, in the amounts of 20,000 to Gary Gatchell, our Chief Financial Officer, and 1,875 to our Chief Strategy Officer. The performance criteria surrounding both of these grants were originally based on the Company’s nameplate capacity expansion goals, but as a result of the global economic crisis and the Company’s revised business plan, appropriate adjustments were made to the performance objectives.

In light of the difficulty of setting multi-year operational goals for our executive officers due to the volatility and unpredictability of the current business climate, the Compensation Committee intends, for the foreseeable future, to set performance metrics for performance-based compensation on a shorter timeline, and generally to identify such metrics approximately one year in advance of the relevant vesting period.

Perquisites and Other Personal Benefits

The Company provides its executive officers with the same medical, dental, disability, paid vacation and term-life insurance benefits that it does generally to its non-executive employees, although the amounts of disability and life insurance benefits are slightly higher for our executive officers. In certain circumstances, we have extended relocation and temporary living costs to new executive hires.

Post-Employment Benefits

As a technology development company, we believed that guaranteed termination benefits served to enhance our ability to attract and retain talented executive officers and ensured the continued dedication of such employees. We believed that termination benefits served to reduce distractions associated with perceived job security. As a result, our employment contracts with certain of our executive officers provide termination benefits. As we transition to a commercially-oriented manufacturing company, we intend in the future to employ our executive officers “at will” and we intend eventually to have no employment or similar agreements with any of our named executive officers.

As part of our existing employment contracts with Dr. Moghadam, Mr. Gatchell, Dr. M. Misra or Mr. A. Misra, if employment is terminated without cause during the term of his employment agreement, each will be entitled to receive his base salary for a period of twelve months after termination. In the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company, or termination of an executive officer without cause, then some or all of any unvested options, shares of restricted stock or restricted stock units granted to the executive officer may be subject to accelerated vesting in accordance with the terms of the executive’s employment agreement, separation or severance agreement, or the Company’s Restated 2005 Stock Option Plan and 2008 Restricted Stock Plan, both as amended.

Pricing of Share-Based Grants

In accordance with the Company’s 2005 Stock Option Plan and 2008 Restricted Stock Plan, the exercise price of each stock option, and the value for financial accounting purposes of each restricted stock grant, is the closing price of the Company’s common stock on the date of grant.

Tax and Accounting Implications

Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company’s chief executive officer and up to four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

The Compensation Committee has reviewed the Company’s compensation programs and policies in light of Section 162(m). Share-based awards granted under the 2005 Stock Option Plan and the 2008 Restricted Stock Plan may qualify as performance-based compensation. To maintain flexibility in compensating the Company’s executive officers to meet a variety of objectives, the Compensation Committee does not have a policy that all executive compensation must be tax-deductible. The Compensation Committee intends to continue to review the application of Section 162(m) with respect to any future compensation arrangements considered by the Company.

Nonqualified Deferred Compensation. Section 409A of the Code generally provides that, unless certain requirements are met, amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income to the extent such deferred compensation is not subject to a substantial risk of forfeiture. These amounts would also be subject to income and payroll withholding tax penalties and interest to the extent such taxes were not timely paid or withheld.

The Company believes that all of its employment and compensation agreements meet the requirements of Section 409A to allow for deferral without immediate taxation, penalty or interest.

Accounting for Stock-Based Compensation. The Company recognizes stock based compensation as an expense in the Company’s financial statements over the requisite service period based on the grant-date fair value of the award. See Note 1 and 2 of the Summary Compensation Table for further information.

Compensation of Executive Officers in 2009

The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive officer, principal financial officer and the three other most highly compensated executive officers (together, the “named executive officers”) at the end of our last fiscal year for services rendered in all capacities to us during the years ended December 31, 2009, 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Comp($)	Total ($)
Farhad Moghadam—President and Chief Executive Officer(3)	2009	145,833	145,833	582,000	1,905,000	—	2,778,666
	2008	—	—	—	—	—	—
	2007	—	—	—	—	—	—

Gary Gatchell—Chief Financial Officer(4)	2009	178,811	26,844	—	—	—	204,901
	2008	111,835	19,689	627,380	52,557	—	811,461
	2007	—	—	—	—	—	—

Ashutosh Misra—Senior VP of Corporate Development(5)	2009	175,952	26,517	—	—	—	202,469
	2008	163,398	29,462	—	131,393	—	324,253
	2007	104,611	28,800	—	128,289	34,750	296,450

Prem Nath—Former Senior VP Production Operations and Technology(6)	2009	223,458	124,810	196,700	—	—	544,968
	2008	178,704	90,000	—	262,787	—	531,491
	2007	162,274	48,710	—	157,560	51,408	419,952

Mohan Misra—Chief Strategy Officer (former interim Chief Executive Officer)(7)	2009	249,725	249,725	779,000	—	18,584	1,297,034
	2008	178,680	90,915	38,981	210,229	16,832	535,637
	2007	65,185	25,000	—	—	3,206	93,391

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of stock granted during the year ended December 31, 2009, 2008 and 2007.
(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for options granted during the year ended December 31, 2009, 2008 and 2007.
(3)	Farhad Moghadam began employment as our President and Chief Executive Officer on August 3, 2009. Salary represents five months of annual salary for 2009. Stock Awards granted in 2009 do not include 35,000 of restricted stock unit awards scheduled to vest on August 3, 2012 and August 3, 2013 based on performance criteria that have not yet been set by the Compensation Committee. In accordance with FASB ASC Topic 718, stock awards that do not have set performance criteria at the time of the award are not valued until the date the performance criteria is set. If this performance award was valued at the grant date, the fair value would be $271,600. Bonus for 2009 reflects grant date fair value of 32,480 restricted stock unit awards that were granted on February 4, 2010 in lieu of a cash payment for bonus earned in 2009.
(4)	Gary Gatchell began employment as our Chief Financial Officer on March 31, 2008. Salary represents nine months of annual salary for 2008. Stock awards in 2008 of 40,000 vest based on performance criteria set by the Board of Directors Compensation committee with 20,000 shares vested as of December 31, 2009 and the remaining 20,000 estimated at a 90% probability of vesting.
(5)	Ashutosh Misra began employment with us on April 30, 2007. Salary represents eight months of annual salary for 2007. All other compensation represents approximately $21,250 in consulting fees paid to Mr. Misra in 2007 prior to his employment on April 30, 2007, and approximately $13,500 in fees paid in connection with his service on the Board of Directors prior to April 30, 2007.
(6)	Prem Nath ceased employment with us on January 15, 2010. All other compensation for 2007 consists of relocation costs. Stock awards granted in 2009 of 35,000 were cancelled as of December 18, 2009 and are not reflected in the table.

(7)	Mohan Misra began employment as our Chief Strategy Officer on April 30, 2007. Salary represents eight months of annual salary for 2007. On September 19, 2008, Dr. Misra was named interim President and Chief Executive Officer. Salary for 2008 represents approximately nine and one half months as Chief Strategy Officer and two and one half months as President and Chief Executive Officer. Dr. Misra’s salary as Chief Strategy Officer was based on a minimum of twenty hours per week and as President and Chief Executive Officer, a minimum of thirty hours per week. All other compensation for Dr. Misra for 2009, 2008 and 2007 consists of personal car reimbursement costs of $18,186, $16,053 and $3,206, respectively and $398 and $779 excess group term life coverage for 2009 and 2008 respectively. Bonus for 2009 reflects grant date fair value of 55,618 restricted stock unit awards that were granted on February 4, 2010 in lieu of a cash payment for bonus earned in 2009.

2009 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/share)(1)	Grant Date Fair Value of Stock or Option Awards(2)
Farhad Moghadam(3)	8/03/09	75,000	—	—	$582,000
	8/03/09	35,000	—	—	—
	8/03/09	—	300,000	$7.76	$2,328,000

Prem Nath	7/31/09	35,000	—	—	$196,700

Mohan Misra	6/29/09	100,000	—	—	$779,000

Gary Gatchell	—	—	—	—	—

Ashutosh Misra	—	—	—	—	—

(1)	The exercise price of the stock option awards is equal to the closing price of the common stock as reported by NASDAQ on the date of grant of the award.
(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of stock or option awards granted during the year ended December 31, 2009.
(3)	Restricted stock unit awards granted on August 3, 2009 of 35,000 are scheduled to vest on August 3, 2012 and August 3, 2013 based on performance criteria that have not yet been set by the Board of Directors Compensation Committee until one year in advance of the vesting date. In accordance with FASB ASC Topic 718, stock awards that do not have set performance criteria at the time of the award are not valued until the date the performance criteria are set. If this performance award has been valued at the grant date, the fair value of the award would be $271,600.

Executive Employment Agreements

We have executive employment agreements with Dr. Moghadam, Mr. Gatchell, Mr.A. Misra and Dr. M. Misra.

Each executive employment agreement has a term of three or four years and will expire: in August 2013 in the case of Dr. Moghadam; in April 2010 in the cases of Dr. M. Misra and Mr. A. Misra; in March 2012 in the case of Mr. Gatchell. Under the terms of each agreement, in addition to each of their base salaries: Dr. Moghadam and Dr. M. Misra may receive a discretionary bonus of up to 100% of that base salary based upon his individual performance and our overall performance as a company; and Mr. A. Misra and Mr. Gatchell may receive a discretionary bonus of up to 30% of that base salary based upon their individual performance and our overall performance as a company. Base salary is subject to increase from time to time in the normal course of business. Bonuses are not ensured and are awarded at the discretion of the Board. Each agreement may be terminated without notice if for cause, but 30 days’ advance notice is required for termination without cause. Further, if Dr. Moghadam, Mr. Gatchell, Dr. M. Misra or Mr. A. Misra is terminated without cause during the term of his employment agreement, he will be entitled to receive his base salary for a period of twelve months after termination. In the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company, or termination of an executive officer without cause, then some or all of any unvested options, shares of restricted stock or restricted stock units granted to the executive officer may be subject to accelerated vesting in accordance with the terms of the executive’s employment agreement, separation or severance agreement, or the Option Plan and Restricted Stock Plan, both as amended.

Separation Agreement

On December 18, 2009, Dr. Prem Nath resigned from his position as Senior Vice President of Production Operations and Technology, effective January 15, 2010. In addition to any benefits owed under Dr. Nath’s executive employment contract, pursuant to a Separation Agreement and General Release (Separation Agreement), he received a severance payment of $156,000. Concurrently with the Separation Agreement, we entered into a consulting agreement with Dr. Nath. Pursuant to the terms of the agreement, Dr. Nath is to perform consulting services in the areas of production process and operations related to thin film photovoltaic technologies and production through June 30, 2011. In consideration for these services, we agreed to vest restricted stock unit awards granted July 31, 2009 as follows, 7,500 shares July 31, 2010, 10,000 shares December 31, 2010 and 10,000 shares June 30, 2011.

The following table sets forth information concerning the outstanding equity awards granted to the named executive officers as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options(#)		Option Exercise Price($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	Exercisable	Unexercisable
Farhad Moghadam(1)	—	300,000	$7.76	8/03/2019	90,000	$477,000

Gary Gatchell(2)	5,000	15,000	$3.17	12/02/2018	20,000	$106,000

Ashutosh Misra(3)	5,000	—	$0.10	11/18/2015
	20,000	—	$8.33	7/30/2017
	9,000	—	$17.75	12/03/2017
	12,500	37,500	$3.17	12/02/2018

	46,500	37,500

Prem Nath(4)	66,667	—	$2.73	7/31/2016	27,500	$145,750
	12,000	—	$17.75	12/03/2017
	25,000	50,000	$3.17	12/02/2018

	103,667	50,000

Mohan Misra(5)	50,000	—	$0.10	11/18/2015	50,000	$265,000
	20,000	60,000	$3.17	12/02/2018

	70,000	60,000

Vesting dates of securities underlying unexercised options and stock awards not yet vested as of December 31, 2009:

(1)	$7.76 options—75,000 vest 8/03/10, 75,000 vest 8/03/11, 75,000 vest 8/03/12, 75,000 vest 8/03/13. Stock awards not yet vested—20,000 shares vest 8/03/11, 30,000 shares vest 8/03/12, 40,000 shares vest 8/03/13. Of the 90,000 unvested stock awards, 55,000 are time based vesting and 35,000 are performance based awards.
(2)	$3.17 options—5,000 vest 1/01/10, 5,000 vest 1/01/11, 5,000 vest 1/01/12. Stock awards not yet vested—10,000 shares vest 12/31/10, 10,000 shares vest 12/31/11, vesting subject to meeting Company performance targets.

(3)	$3.17 options—12,500 vest 1/01/10, 12,500 vest 1/01/11, 12,500 vest 1/01/12.
(4)	On December 18, 2009, under the terms of Separation agreement and General Release 25,000 of the $3.17 options were cancelled and 12,500 vest 1/01/11 and 12,500 vest 6/30/11 and of the 70,000 stock awards granted on July 31, 2009 not yet vested, 35,000 were cancelled and 7,500 vest 7/31/10, 10,000 vest 12/31/10 and 10,000 vest 6/30/11.
(5)	$3.17 options—20,000 vest 1/01/10, 20,000 vest 1/01/11, 20,000 vest 1/01/12. Stock awards not yet vested—50,000 shares vest 8/01/10.

Option Exercises and Stock Vested

None of our named executive officers exercised stock options in 2009. The following restricted stock or restricted stock units vested for our named executive officers during 2009:

	Stock Awards
Name	Vesting Date	Number of Shares Acquired on Vesting	Value Realized on Vesting
Farhad Moghadam	8/03/09	20,000	$155,200
Gary Gatchell	12/31/09	20,000	$106,000
Prem Nath	12/31/09	7,500	$39,750
Mohan Misra	8/01/09	50,000	$388,000
Ashutosh Misra	—	—	—

2005 Stock Option Plan

Our Option Plan provides for the grant of incentive or non-statutory stock options to our employees, directors and consultants. A total of 2,500,000 shares of common stock are reserved for issuance under the Option Plan. The Option Plan is administered by the Compensation Committee of our Board of Directors. Subject to the provisions of the Option Plan, the Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options. According to the terms of the Option Plan, no individual may be granted, in any fiscal year, more than 100,000 shares. The term of incentive stock options granted under the Option Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of an incentive stock option granted under the Option Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. The exercise price of a non-qualified option granted under the Option Plan must be equal to or greater than 85% of the fair market value of the shares of our common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

2008 Restricted Stock Plan

Our Restricted Stock Plan provides for the grant of restricted stock and restricted stock units to our employees, directors and consultants. A total of 750,000 shares of our common stock are reserved for issuance under the Restricted Stock Plan. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which determines the terms of the restricted shares and units. According to the terms of the Restricted Stock Plan, no individual may be granted, in any fiscal year, more than 200,000 shares or units. Vesting of restricted stock or restricted stock units granted under the Stock Plan may occur over a specified period of time or based upon performance metrics.

Outstanding Awards

As of December 31, 2009, there were outstanding options to purchase 986,531 shares of common stock under the 2005 Stock Option Plan and 179,500 unvested restricted stock awards under the 2008 Restricted Stock Plan. The following table sets forth information as of December 31, 2009 relating to all of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights and unvested restricted stock	Weighted-average exercise price of outstanding options, warrants and rights and unvested restricted stock	Number of securities remaining available for future issuance under equity compensation plans
2005 Stock Option Plan approved by security holders(1)	986,531	$5.74	1,074,000
2008 Restricted Stock Plan approved by security holders	179,500	$6.85	392,975
Equity compensation plans not approved by security holders	220,000	$7.27	—

Total:	1,386,031		1,466,975

(1)	Weighted-average exercise price of outstanding options, warrants and rights and unvested restricted stock includes weighted average price of 220,000 shares to be issued upon exercise of securities not approved by security holders.

Grants outside Existing Equity Plans

Prior to the adoption of the Restricted Stock Plan, the Board of directors granted 40,000 restricted stock awards in connection with an executive employment agreement. In July 2009, the Board of Directors granted an inducement award (as defined in NASDAQ Rule 5635(c) (4)) for 200,000 stock options to Dr. Moghadam that was made outside of our existing Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of December 31, 2009.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2009 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, Colorado 80241.

This table assumes 26,583,845 shares of common stock outstanding as of December 31, 2009, assuming no exercise of outstanding options.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
Farhad Moghadam, Ph.D.(1)(2)	14,000	*
Gary Gatchell(3)	63,500	*
Prem Nath, Ph.D(4)	136,167	*
Ashutosh Misra(5)	99,000	*
Mohan S. Misra, Ph.D.(6)	1,330,375	5.0%
Stanley A. Gallery(7)	135,705	*
Einar Glomnes(8)	0	*
Amit Kumar, Ph.D.(9)	26,075	*
T.W. Fraser Russell, Ph.D.(10)	37,782	*
Richard Erskine(11)	17,108	*
Richard J. Swanson(12)	32,540	*
Ron Eller(13)	5,442	*
Kim J. Huntley(2)	0	*
G. Thomas Marsh(2)	0	*
All directors and executive officers as a group (15 persons)	1,897,694	7.1%
5% Stockholders(14)
Norsk Hydro Produksjon AS(15)	11,722,985	38.8%
Wells Fargo and Company(16)	1,631,665	6.1%
Wells Capital Management Inc.(17)	1,616,095	6.1%

*	Less than 1.0%.
(1)	Includes 14,000 shares of common stock.
(2)	Nominee for Class 2 director.
(3)	Includes 20,000 shares of restricted stock, 33,500 shares of common stock and options to purchase, 10,000 shares of common stock that are vested within 60 days of December 31, 2009.
(4)	Includes 7,500 shares of common stock and options to purchase 128,667 shares of common stock that are vested within 60 days of December 31, 2009. Dr. Nath retired on January 15, 2010.
(5)	Includes 36,000 shares of common stock and options to purchase 59,000 shares of common stock that are vested within 60 days of December 31, 2009, and 4,000 Class B warrants that are immediately exercisable.

(6)	Includes options to purchase 90,000 shares of common stock that are vested within 60 days of December 31, 2009. Also includes 806,000 shares of common stock that are held by ITN because ITN is wholly-owned by Inica, Inc., which is owned by Dr. Misra and an immediate family member. Also includes 385,000 shares over which Dr. Misra has sole voting and dispositive power.
(7)	Includes 127,705 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2009.
(8)	Does not include securities held by Norsk Hydro Produksjon AS, our largest stockholder. Mr. Glomnes is the head of Hydro Solar, an affiliate of Norsk Hydro Produksjon AS, and disclaims beneficial ownership of our securities held by Norsk Hydro Produksjon AS.
(9)	Includes 18,075 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2009.
(10)	Includes 29,782 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2009.
(11)	Includes 1,918 shares of common stock and 15,190 Class B warrants that are immediately exercisable. Mr. Erskine resigned from our Board in February 2010.
(12)	Includes 16,540 shares of common stock and options to purchase 16,000 shares of common stock that are vested within 60 days of December 31, 2009.
(13)	Includes 3,942 shares of common stock and 1,500 Class B warrants that are immediately exercisable.
(14)	Information regarding these stockholders is based solely upon filings made by them with the Securities and Exchange Commission.
(15)	The reported address of Norsk Hydro Produksjon AS is Drammensveien 264, N-0240, Oslo, Norway. Assumes the exercise by Norsk Hydro Produksjon AS of 3,655,595 Class B warrants it currently holds.
(16)	The reported address of Wells Fargo and Company is 420 Montgomery Street, San Francisco, CA 94104. This information is pursuant to a Schedule 13G filed by Wells Fargo and Company on January 20, 2010, and includes Wells Fargo and Company’s beneficial ownership of shares held by its 100% owned subsidiary, Wells Capital Management Inc.
(17)

The reported address of Wells Capital Management, Inc. is 525 Market St., 10th Floor, San Francisco, CA 94105. This information is pursuant to a Schedule 13G filed by Wells Capital Management Inc. on January  20, 2010.

CERTAIN TRANSACTIONS

Transactions Involving ITN Energy Systems, Inc.

We were formed in October 2005 to commercialize certain technologies developed by ITN. ITN is wholly owned by Inica, Inc., a Colorado corporation (Inica). Dr. Mohan Misra, Chairman of our Board of Directors, and Chief Strategy Officer, and an immediate family member of his, own all of the outstanding shares of Inica.

Equipment Purchase Agreement. On January 7, 2010, the Company and ITN entered into an equipment purchase agreement whereby the Company purchased six research and development vacuum and deposition chambers for $1,100,000 from ITN. Payments are to be made in three installments beginning January 15, 2010 of $350,000, January 15, 2011 of $350,000 and on January 15, 2012 of $400,000.

Sublease Agreement. In 2006, we subleased approximately 9,500 square feet of office and manufacturing space at cost from ITN. As of January 1, 2007, we increased our sublease to approximately 14,200 square feet of office and manufacturing space and on January 1, 2010, we increased our sublease to approximately 18,780 square feet of office and manufacturing space at cost from ITN. The sublease expires in June 2010. We intend to extend the sublease for one additional year. At that time we will evaluate whether the FAB1 production line can be relocated to our Thornton facility. In 2009, we paid $18,991 of rent per month, plus pass-through expenses such as taxes, insurance, water and utilities. Total costs incurred under the Sublease Agreement for the year ended December 31, 2009 were approximately $310,000. In 2010, we expect to pay $25,040 per month in rent to ITN, plus pass-through expenses.

Administrative Services Agreement. ITN has agreed to perform services for us such as facilities management, equipment maintenance, procurement, information technology (IT) and technical support. Administrative services such as IT and procurement support were billed at cost and technical support services, facilities management and equipment maintenance were billed at cost plus 7% fee. The cost for these services in 2009 was approximately $1,629,000. In addition the Company reimbursed ITN approximately $207,000 for costs paid by ITN on behalf of the Company. In 2009, the Company began to hire staff to provide for much of these activities and as such we expect to pay ITN approximately $400,000 for these services in 2010, mostly related to technical support.

Service Center Agreement. From time to time, we may find our own facilities inadequate or unsuitable to handle specific or special tasks or processes, but discover that ITN has such capability. Under a Service Center Agreement, we have the right to use, on an as needed and as available basis, certain of ITN’s laboratories, equipment and research and development tools. When we have made periodic use of the laboratories, equipment and tools, we have paid ITN in accordance with ITN’s costs. In 2009, we paid ITN approximately $531,000 under the Service Center Agreement. The Service Center Agreement expired on December 31, 2009. Due to our equipment purchase from ITN in 2010, the remaining tools that the Company expects to utilize are minimal. We expect to pay ITN approximately $54,000 in 2010 for rental of these various research and development support tools.

License Agreement. ITN has granted us a perpetual, royalty-free, worldwide license to use certain trade secrets and other patents and inventions that ITN may develop or have the right to license that are necessary for use in our PV business. This license is exclusive to us for use in the PV business. The license is perpetual and may only be terminated by ITN in the event of a material breach by us that we fail to cure within thirty days notice of such breach.

In connection with our formation, in early 2006, ITN assigned to us certain CIGS PV-specific technologies, and granted to us a perpetual, exclusive, royalty-free, worldwide license to use, in connection with the manufacture, development, marketing and commercialization of CIGS PV to produce solar power, certain of ITN’s existing and future proprietary process and control technologies that, although non-specific to CIGS PV, we believe will be useful in our production of PV modules for our target markets. After obtaining necessary approvals and pursuant to a novation, ITN also transferred several government-sponsored CIGS PV research and development contracts to us. At the time the contracts were transferred to us in early 2007, the contracts had a remaining contract value of approximately $1.6 million.

Transactions Involving Norsk Hydro Produksjon AS

In March 2007, we sold 1,600,000 shares of our restricted common stock to Norsk Hydro Produksjon AS in a private placement pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act. We also granted two options to Norsk Hydro:

•

An option (the Initial Warrants Option) to purchase restricted Class A warrants (or if the Class A warrants are redeemed, common stock) and restricted Class B warrants that are otherwise identical to the Class A warrants formerly traded, and Class B warrants currently traded, on NASDAQ under the symbols ASTIW and ASTIZ, respectively. Norsk Hydro exercised this option in August 2007 to purchase 934,462 additional shares of common stock and 1,965,690 Class B warrants.

•

An option (the Tranche 2 Option) to purchase additional shares of restricted common stock, Class A warrants (or if the Class A warrants are redeemed, common stock) and Class B warrants that would result in Norsk Hydro owning up to 35.0% of our issued and outstanding common stock, Class A warrants and Class B warrants.

In March 2008, Hydro acquired an additional 2,341,897 shares of the Company’s common stock and 1,689,905 Class B warrants through the exercise of the Tranche 2 Option previously granted to Hydro and approved by Ascent’s stockholders in June 2007, resulting in Hydro ownership of approximately 35% of each class of security. Gross proceeds to the Company were $28.4 million, and reflected per share and per warrant purchase prices were equal to the average of the closing bids of each security, as reported by NASDAQ, for the five consecutive trading days preceding exercise. As a result of the Company’s Secondary Public Offering in May 2008, Hydro’s holdings were diluted to approximately 27%.

On October 8, 2008, Hydro acquired an additional 2,421,801 shares of the Company’s common stock. The purchase resulted in a return to Hydro’s ownership of approximately 35% of the Company’s common stock. Gross proceeds to the company from the follow on investment were approximately $15 million, and reflect per share purchase prices equal to the average of the closing bids of each security, as reported by NASDAQ, for the five consecutive trading days preceding exercise. Until June 15, 2009, the Tranche 2 option entitles Hydro to purchase from the Company additional restricted shares of common stock and Class B warrants to maintain ownership of up to 35% of issued and outstanding common stock and Class B warrants.

In connection with the sale of these securities, Norsk Hydro received: piggyback registration rights that enable them to require us to register for resale the shares held by them if we engage in a registered public offering; and demand registration rights that became effective in March 2008. Norsk Hydro also holds pre-emptive rights with respect to certain equity issuances by us (on terms no less favorable than any such issuance) in order to maintain its percentage ownership in our common stock, but the pre-emptive rights do not apply to bona fide underwritten public offerings by us.

On September 29, 2009, the Company entered into a securities purchase agreement with Hydro under which the Company agreed to sell, and Hydro agreed to purchase, 769,230 restricted shares of the Company’s common stock for approximately $5.0 million in a private placement exempt from the registration under the Securities Act. The restricted shares were sold to Hydro at a per share price of $6.50. The private placement closed on October 6, 2009, at which time the Company and Hydro executed a Registration Rights Agreement, pursuant to which Hydro has been granted demand and piggy-back registration rights.

Policies and Procedures with Respect to Transactions with Related Persons

The Board recognizes that related person transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, our Audit Committee charter requires that all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our or independent legal counsel. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2009, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Stanley Gallery, Dr. Amit Kumar, Joel Porter, Dr. T.W. Fraser Russell, Richard Swanson and Dr. Prem Nath each filed one late Form 4 describing a change of ownership in our securities and Dr. Mohan Misra had two late Forms 4 describing a change of ownership in our securities.

PRINCIPAL ACCOUNTANTS

Principal Accounting Fees and Services

Fees for audit and related services by our accounting firm, Hein & Associates LLP, for the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Audit fees	$204,000	$234,000
Audit related fees	—	—

Total audit and audit related fees	$204,000	$234,000
Tax fees	—	—
All other fees	—	—

Total Fees	$204,000	$234,000

Audit fees of Hein & Associates LLP for fiscal 2009 and 2008 were incurred during the examination of the financial statements, audit of internal controls over financial reporting, interim reviews of the quarterly financial statements, and consents and comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Attendance at Annual Meeting

Representatives of Hein & Associates LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T (as superseded by Statement on Auditing Standards No. 114). The Audit Committee also has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the accountants’ independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Respectfully submitted,

AUDIT COMMITTEE

Richard Swanson, Chairman

Stanley Gallery

Amit Kumar

Ron Eller

PROPOSALS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Overview

There are currently eight members of our Board. Our Certificate of Incorporation provides that the Board will be divided into three classes as nearly equal in number of directors as possible. Our Class 1 directors are Ron Eller, Dr. Amit Kumar and Richard Swanson. Our Class 2 directors are Dr. Farhad Moghadam, Stanley Gallery and Dr. T.W. Fraser Russell. Our Class 3 directors are Einar Glomnes and Dr. Mohan Misra.

The terms of our Class 2 directors are scheduled to expire at this Annual Meeting. Our Board has nominated Dr. Farhad Moghadam, Kim J. Huntley and G. Thomas Marsh to serve as Class 2 directors until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee

Upon the recommendation of the Company’s Nominating and Governance Committee, the Board has nominated the following individuals to serve as Class 2 directors until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified:

Farhad Moghadam, Ph.D.

Kim J. Huntley

G. Thomas Marsh

Vote Required

The affirmative vote of a majority of shares present in person or by proxy will be required to elect the director nominees.

Recommendation

The Board recommends that stockholders vote FOR the election of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of the director nominees.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2005 STOCK OPTION PLAN

Overview

Subject to stockholder approval, the Board approved an amendment and restatement of our 2005 Stock Option Plan that increases the number of shares of common stock authorized for issuance under the Option Plan by 1,200,000 shares. The Option Plan was adopted by the Board in October 2005 and approved by the stockholders in November 2005. The stockholders subsequently approved amendments to the Option Plan in June 2007, July 2008 and July 2009.

We believe that the Option Plan provides meaningful performance incentives to our directors, officers, employees and other service providers, which, in turn, are expected to improve the Company’s long-term performance. We are asking our stockholders to approve an increase in the number of shares issuable under the Option Plan, and to increase the limitation on the number of option shares issuable to any single employee in a given fiscal year, in order to continue this company-wide compensation strategy and to provide resources to recruit and retain qualified personnel to support our planned strategic growth. Under the Option Plan, the number of shares of common stock currently authorized by our stockholders for issuance is 2,500,000 shares. As of April 15, 2010, about 826,000 shares remained available for grant under the Option Plan, and approximately 110 persons were eligible to participate in the Option Plan. We expect the number of persons eligible to participate in the Option Plan to increase as we continue our planned expansion of operations. If the stockholders approve the amendment and restatement of the Option Plan: 1,200,000 additional shares will be available for issuance under the Option Plan; and no employee may be granted, in any one fiscal year of the Company, options to purchase more than 125,000 shares, provided that the limitation will be 250,000 shares during the fiscal year of any employee’s initial year of service with the Company. The proposed amendment and restatement will not become effective if the stockholders do not approve it.

Proposal

The stockholders are asked to approve an amendment and restatement of the Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under the Option Plan by 1,200,000 shares. If approved, the number of shares of our common stock authorized for issuance under our Option Plan will be increased from 2,500,000 to 3,700,000. The proposed amendment also requires that no employee be granted, in any one fiscal year of the Company, options to purchase more than 125,000 shares, provided that the limitation will be 250,000 shares during the fiscal year of any employee’s initial year of service with the Company. The current limitation in both cases is 100,000 shares per year. A copy of the proposed Fourth Amended and Restated 2005 Stock Option Plan is attached to this Proxy Statement as Appendix A.

Vote Required

The affirmative vote of a majority of the shares for which votes are properly cast in person or by proxy on the proposal will be required to approve the amendment and restatement of the Option Plan.

Recommendation

The Board recommends that stockholders vote FOR approval of the amendment and restatement of the Option Plan.

Unless marked otherwise, proxies received will be voted FOR approval of the amendment and restatement of the Option Plan.

Summary of the Option Plan

The following summary of the Option Plan is qualified in its entirety by the terms of the Fourth Amended and Restated 2005 Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose. The purpose of the Option Plan is to provide a means to allow grants of stock options to selected employees, directors and consultants in order to attract and retain the best available personnel and to promote the success of the Company’s business.

Administration. The Option Plan may be administered by the Board or any of its committees (the “Plan Administrator”). The Plan Administrator, subject to the terms and conditions of the Option Plan, has the authority to determine all matters related to the Option Plan in its discretion, including the authority to select the individuals to receive awards and to determine the number of shares to be subject to each award, the exercise price of options, the forms to be used under the Option Plan and all other terms and conditions of the award.

Stock Subject to the Option Plan. The Option Plan, if amended as proposed, will authorize the issuance of up to 3,700,000 shares of our common stock. Shares of common stock covered by an award granted under the Option Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the Option Plan that lapse, are canceled or forfeited, or settled for cash revert to and are available for grant under the Option Plan. The shares of stock deliverable under the Option Plan may consist in whole or in part of authorized and unissued shares or shares now held or subsequently acquired by the Company. The aggregate number of shares available for issuance under the Option Plan will be adjusted in the event of a change affecting our capitalization, such as stock splits, reverse stock splits, stock dividends, combinations or reclassifications or the like.

Awards. The Plan Administrator is authorized to grant incentive stock options and nonqualified stock options under the Option Plan. Awards may consist of one or both of these grant types.

Eligibility. Awards may be granted to employees, officers, directors, agents, consultants, advisors or independent contractors of the Company or a parent or subsidiary of the Company, except that only employees of the Company may receive incentive stock options.

Terms and Conditions of Stock Option Grants. At the discretion of the Plan Administrator, options granted under the Option Plan may be either nonqualified stock options or incentive stock options as defined in Code Section 422. The exercise price for each option is determined by the Plan Administrator, but may not be less than 100% of fair market value on the date of grant in the case of an incentive stock option, or less than 85% of fair market value on the date of grant in the case of an nonqualified stock option (unless intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, in which case the exercise may be no less than 100% of fair market value).

The exercise price for shares purchased under an option must be paid in a form acceptable to the Plan Administrator, which form may include cash, checks, shares of stock, cashless exercise pursuant to a Company implemented plan, a reduction in the amount of liability owed to the Company, or such other consideration as the Plan Administrator may permit.

Unless the Plan Administrator determines otherwise in a particular option agreement, the term of each option will be ten years from the date of grant and each option will vest and become exercisable as follows: one-third of the option will vest on each of the first, second and third anniversaries of the date of grant. An option also may vest according to certain performance targets or criteria established by the Compensation Committee.

The vested portion of options may be exercised at any time in whole or in part in accordance with their terms. The unvested portion terminates upon termination of an optionee’s employment or service relationship with the company for any reason and reverts to the Option Plan. In the event of termination for a reason other than death or total and permanent disability, and unless otherwise provided by the Plan Administrator in an option agreement, the vested portion of options will generally be exercisable for 90 days after the date of termination, except as described in “Change of Control” below. In the event of termination by reason of death or total and permanent disability, and unless otherwise provided for by the Plan Administrator in an option agreement, the option will generally be exercisable for one year from the date of such termination.

Unless determined otherwise by the Plan Administrator, options may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or by the applicable laws of descent and distribution.

Capital Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, reclassification or any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, the number of shares covered by each outstanding option and the number of shares which have been authorized for issuance under the Option Plan but as to which no options have yet been granted or which have reverted to the Option Plan upon cancellation or expiration of an option, as well as the exercise price of each outstanding option, shall be proportionately adjusted.

Code Section 162(m) Provisions. Section 162(m) of the Code imposes a $1 million annual deduction limit on the compensation paid to the chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer) of a publicly traded company. Section 162(m) provides an exception to this deduction limit for “performance-based compensation” that meets certain requirements. Eligible performance criteria specified in the Option Plan are: (A) stock price; (B) market share; (C) sales; (D) earnings per share, core earnings per share or variations thereof; (E) return on equity; (F) costs; (G) revenue; (H) cash to cash cycle; (I) days payables outstanding; (J) days of supply; (K) days sales outstanding; (L) cash flow; (M) operating income; (N) profit after tax; (O) profit before tax; (P) return on assets; (Q) return on sales; (R) inventory turns; (S) invested capital; (T) net operating profit after tax; (U) return on invested capital; (V) total shareholder return; (W) earnings; (X) return on equity or average shareowners’ equity; (Y) total shareowner return; (Z) return on capital; (AA) return on investment; (BB) income or net income; (CC) operating income or net operating income; (DD) operating profit or net operating profit; (EE) operating margin; (FF) return on operating revenue; (GG) contract awards or backlog; (HH) overhead or other expense reduction; (II) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (JJ) credit rating; (KK) strategic plan development and implementation; (LL) net cash provided by operating activities; (MM) gross margin; (NN) economic value added; (OO) customer satisfaction; (PP) financial return ratios; (QQ) market performance; (RR) production capacity; (SS) production volume; (TT) achievement of photovoltaic conversion efficiency; (UU) production yields; (VV) EBITDA; (WW) EBIT; (XX) market capitalization; (YY) liquidity; (ZZ) strategic partnerships; (AAA) production agreements and relationships; and (BBB) product certifications. Stock option-based compensation that qualifies as performance-based compensation under Section 162(m) includes stock option awards granted under a stockholder-approved plan that specifies a maximum number of shares that may be awarded to an employee during a specified period of time. Under the terms of the Option Plan, if amended as proposed, an employee may not receive awards in any one fiscal year with respect to more than 125,000 shares, provided however, that such limitation will be 250,000 shares during the fiscal year of any employee’s initial year of service with the Company. The foregoing limits are subject to automatic adjustment in the event of a stock split, reverse stock split, stock dividend, combination, reclassification or similar event.

Change of Control. The Option Plan defines certain events as “changes of control.” In the event of a change in control of the Company, half of the shares subject to an option award outstanding on the date of such change in control that are not yet vested shall become vested and nonforfeitable. However, if an employee is terminated in connection with a change of control, then all of his or her option award(s) outstanding on the date of such change in control that are not yet vested shall become fully vested and nonforfeitable.

Corporate Transactions. In the event of a proposed dissolution or liquidation of the Company, the Plan Administrator may permit an optionee to exercise all vested and unvested options until 10 days prior to the dissolution or liquidation. In the event of a change of control of the Company, one-half of any unvested options then held by an optionee shall vest and become exercisable. However, if an optionee’s employment is terminated in connection with a change of control, then all of that optionee’s options shall vest and become exercisable.

Term, Termination and Amendment. Unless earlier terminated by the Board of Directors, the amended and restated Option Plan will terminate on November 18, 2015. The Board of Directors may at any time amend the Option Plan, subject to stockholder approval to the extent required by applicable law, regulation, or stock exchange rules. The amendment, suspension or termination of the Option Plan or a portion thereof or the amendment of an outstanding award cannot, without the participant’s consent, materially adversely affect any rights under any outstanding award. No amendment that would constitute a “modification” to an outstanding incentive stock option that would cause the option to fail to continue to qualify as an incentive stock option under Code Section 422 will be made without the consent of the optionee.

Other Information. A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the amended and restated Option Plan are discretionary. However, please refer to “Executive Compensation” in this proxy statement, which provides information on the grants made in the last fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading “Board of Directors—Director Compensation” in this proxy statement.

Federal Tax Consequences

The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the Option Plan. This summary is based on the Internal Revenue Code and the United States Treasury regulations promulgated thereunder as in effect on the date of this proxy statement, all of which may change with retroactive effect. This summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the Option Plan.

Incentive Stock Options. The incentive stock options granted under the Option Plan are intended to qualify for favorable federal income tax treatment accorded “incentive stock options” under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to the Company. However, the optionee generally will have taxable income for alternative minimum tax purposes at the time of exercise as if the option were a nonqualified stock option.

The federal income tax consequence of a disposition of stock acquired through the exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

Generally, if a participant disposes of the stock before the expiration of either the statutory holding periods described above (a disqualifying disposition), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs. Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term depending on how long the stock was held.

Nonqualified Stock Options. Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the Company or the participant. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, the Company will be generally entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

Upon disposition of stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.

Potential Limitations on Deductions. Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our three other most highly compensated officers (other than the principal executive officer or the principal financial officer) to the extent that such compensation exceeds $1 million for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million limitation.

PROPOSAL NO. 3—AMENDMENT AND RESTATEMENT OF 2008 RESTRICTED STOCK PLAN

Overview

Subject to stockholder approval, the Board approved an amendment and restatement of our 2008 Restricted Stock Plan that increases the number of shares of common stock authorized for issuance under the Option Plan by 800,000 shares. The Restricted Stock Plan was adopted by the Board in June 2008 and approved by the stockholders in July 2008. As originally adopted, the Restricted Stock Plan permitted shares of restricted stock to be issued. The Restricted Stock Plan was later amended in September 2008 by our Board to permit restricted stock units to also be issued. That amendment did not require stockholder approval.

We believe that stock-based awards motivate high levels of performance and provide an effective means of recognizing contributions by employees and other service providers to the success of the Company. Moreover, we believe that stock-based awards align the interests of our management, employees and consultants with the interests of our stockholders. We also believe that stock-based awards are of great value in recruiting and retaining highly qualified technical and other key personnel who are in high demand. The Board believes that the ability to make stock-based awards will be important to the Company’s future success by allowing it to remain competitive in attracting and retaining such key personnel. We are asking our stockholders to approve an increase in the number of shares issuable under the Restricted Stock Plan in order to continue this company-wide compensation strategy and to provide resources to recruit and retain qualified personnel to support our planned strategic growth. Under the Restricted Stock Plan, the number of shares of common stock currently authorized by our stockholders for issuance is 750,000 shares. As of April 15, 2010, about 257,000 shares remained available for grant under the Restricted Stock Plan, and approximately 110 persons were eligible to participate in the Restricted Stock Plan. We expect the number of persons eligible to participate in the Restricted Stock Plan to increase as we continue our planned expansion of operations. If the stockholders approve the amendment and restatement of the Restricted Stock Plan, 800,000 additional shares will be available for issuance under the Restricted Stock Plan. The proposed amendment and restatement will not become effective if the stockholders do not approve it.

Proposal

The stockholders are asked to approve an amendment and restatement of the Restricted Stock Plan that increases the number of shares of common stock authorized for issuance under the Restricted Stock Plan by 800,000 shares. If approved, the number of shares of our common stock authorized for issuance under our Option Plan will be increased from 750,000 to 1,550,000. A copy of the proposed Second Amended and Restated 2008 Restricted Stock Plan is attached to this Proxy Statement as Appendix B.

Vote Required

The affirmative vote of a majority of the shares for which votes are properly cast in person or by proxy on the proposal will be required to approve the amendment and restatement of the Restricted Stock Plan.

Recommendation

The Board recommends that stockholders vote FOR approval of the amendment and restatement of the Restricted Stock Plan.

Unless marked otherwise, proxies received will be voted FOR approval of the amendment and restatement of the Restricted Stock Plan.

Summary of the Restricted Stock Plan

The following summary of the Restricted Stock Plan is qualified in its entirety by the terms of the Second Amended and Restated Restricted Stock Plan, a copy of which is attached to this proxy statement as Appendix B.

Purpose. The purposes of the Restricted Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company’s employees, consultants and directors and to promote the success of the Company’s business.

Awards. The Restricted Stock Plan provides for awards of restricted stock and restricted stock units.

Stock Subject to the Restricted Stock Plan. The Restricted Stock Plan, if amended as proposed, will authorize the issuance of restricted stock and restricted stock units representing up to 1,550,000 shares of our common stock. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Restricted Stock Plan awards that expire or are forfeited shall become available for future awards under the Restricted Stock Plan. No more than 200,000 shares may be awarded to any individual grantee under the Restricted Stock Plan in any calendar year. The aggregate number of shares available for issuance under the Restricted Stock Plan will be adjusted in the event of a change affecting our capitalization, such as stock splits, reverse stock splits, stock dividends, combinations or reclassifications or the like. An award made under the Restricted Stock Plan may be subject to time-based vesting or to a vesting schedule based on performance targets or criteria established by the Compensation Committee.

Administration. The Restricted Stock Plan may be administered by the Board of Directors or one or more committees of the Board (the “Administrator”). The Board may require that the Administrator be constituted to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 162(m) of the Internal Revenue Code (the “Code”), or both. Subject to the other provisions of the Restricted Stock Plan, the Administrator has the power to determine the terms of each award granted, including the number of shares subject to the award and the forfeitability thereof.

Eligibility. The Restricted Stock Plan provides that the Administrator may grant restricted stock and restricted stock unit awards to eligible employees, consultants and directors of the Company and any subsidiary of the Company. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. Each award granted under the Restricted Stock Plan will be evidenced by a written agreement between the grantee and the Company. As of April 15, 2010, approximately 110 persons would be eligible to participate in the Restricted Stock Plan.

Termination of Service. If a grantee’s status as an employee or service as a director terminates for any reason, then the grantee’s stock award shall be forfeited to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares to the extent it is nonforfeitable, except as described in “Change of Control” below.

Nontransferability of Awards. Until such time as an award under the Restricted Stock Plan becomes nonforfeitable and vested pursuant to the terms of the Restricted Stock Plan and any applicable award agreement, the award is not transferable by the grantee, other than by will or the laws of descent and distribution or to the Company; provided, however, that the designation of a beneficiary shall not constitute a prohibited transfer.

Code Section 162(m) Provisions. Section 162(m) of the Code imposes a $1 million annual deduction limit on the compensation paid to the chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer) of a publicly traded company. Section 162(m) provides an exception to this deduction limit for “performance-based compensation” that meets certain requirements. To the extent the Compensation Committee of the Board considers it desirable for compensation delivered pursuant to a stock award to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Compensation Committee may provide that the lapsing of restrictions on the stock award and the distribution of shares, as applicable, shall be subject to satisfaction of one, or more than one, objective performance targets. The Compensation Committee shall determine the performance targets that will be applied with respect to each such award of restricted stock or restricted stock units at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. Eligible performance criteria specified in the Restricted Stock Plan are: (A) stock price; (B) market share; (C) sales; (D) earnings per share, core earnings per share or variations thereof; (E) return on equity; (F) costs; (G) revenue; (H) cash to cash cycle; (I) days payables outstanding; (J) days of supply; (K) days sales outstanding; (L) cash flow; (M) operating income; (N) profit after tax; (O) profit before tax; (P) return on assets; (Q) return on sales; (R) inventory turns; (S) invested capital; (T) net operating profit after tax; (U) return on invested capital; (V) total shareholder return; (W) earnings; (X) return on equity or average shareowners’ equity; (Y) total shareowner return; (Z) return on capital; (AA) return on investment; (BB) income or net income; (CC) operating income or net operating income; (DD) operating profit or net operating profit; (EE) operating margin; (FF) return on operating revenue; (GG) contract awards or backlog; (HH) overhead or other expense reduction; (II) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (JJ) credit rating; (KK) strategic plan development and implementation; (LL) net cash provided by operating activities; (MM) gross margin; (NN) economic value added; (OO) customer satisfaction; (PP) financial return ratios; (QQ) market performance; (RR) production capacity; (SS) production volume; (TT) achievement of photovoltaic conversion efficiency; (UU) production yields; (VV) EBITDA; (WW) EBIT; (XX) market capitalization; (YY) liquidity; (ZZ) strategic partnerships; (AAA) production agreements and relationships; and (BBB) product certifications. The Compensation Committee may appropriately adjust any evaluation of performance under the criteria set forth above to exclude certain items or events or in such other manner and to such extent as the Compensation Committee deems appropriate under the applicable circumstances. The Compensation Committee may not increase the number of shares granted pursuant to any such stock award, nor may it waive the achievement of any performance target. Prior to the payment of any such stock award, the Compensation Committee shall certify in writing that the applicable performance target(s) was met.

Adjustment upon Changes in Capitalization. In the event of changes in the outstanding stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, combination or reclassification or any change in the capital structure of the Company, an appropriate adjustment shall be made by the Board in: (i) the number of shares of common stock subject to the Restricted Stock Plan and (ii) the number and class of shares of common stock subject to any award outstanding under the Restricted Stock Plan. The determination of the Board to which adjustments shall be made shall be conclusive.

Change in Control. In the event of a change in control of the Company, half of the shares subject to an award outstanding on the date of such change in control that are not yet vested shall become vested and nonforfeitable. However, if an employee is terminated in connection with a change of control, then all of his or her award(s) outstanding on the date of such change in control that are not yet vested shall become fully vested and nonforfeitable.

Liquidation or Dissolution. In the event of liquidation or dissolution of the Company, all outstanding awards not yet vested shall become fully vested and nonforfeitable.

Amendment and Termination of the Restricted Stock Plan. The Board may at anytime amend, alter, suspend or terminate the Restricted Stock Plan; provided, however, that the Company shall obtain stockholder approval of any amendment to the Restricted Stock Plan to the extent necessary to comply with applicable law. No amendment or termination of the Restricted Stock Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. In any event, the Restricted Stock Plan shall terminate on May 2, 2018, the tenth anniversary of adoption of the Restricted Stock Plan by the Board. Any awards outstanding under the Restricted Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

Other Information. A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the Restricted Stock Plan are discretionary.

Federal Tax Consequences

The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the Restricted Stock Plan. This summary is based on the Code and the United States Treasury regulations promulgated thereunder as in effect on the date of this proxy statement, all of which may change with retroactive effect. This summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the Restricted Stock Plan.

With respect to stock awards that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the grantee.

With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture, the grantee will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the grantee.

All of the above-described deductions are subject to the limitations on deductibility described in Section 162(m) of the Code. It is the Company’s intention that the plan be construed and administered in a manner that maximizes the deductibility of compensation under Section 162(m) of the Code.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and the Company with respect to the grant and exercise of awards under the Restricted Stock Plan, and the summary does not purport to be complete and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF HEIN & ASSOCIATES LLP

Overview

The Audit Committee has engaged the registered public accounting firm of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010. Hein & Associates LLP audited our financial statements for the years ended December 31, 2009 and 2008. Please refer to “Principal Accountants” above for information about fees and services paid to Hein & Associates LLP in 2009 and 2008, and our Audit Committee’s pre-approval policies.

Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy will be required to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010.

Recommendation

The Board recommends that shareholders vote “FOR” the proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010.

Unless marked otherwise, proxies received will be voted FOR ratification of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010.

ANNUAL REPORT ON FORM 10-K

On March 16, 2010, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2009. A copy of the Annual Report has been sent or made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Stockholder Proposals to be Included in the Company’s Proxy Statement

To be considered for inclusion in the Company’s proxy materials for our 2011 annual meeting of stockholders, a stockholder proposal must be received by the Company by December 29, 2010.

Stockholder Proposals Not in the Company’s Proxy Statement

If you wish to make a stockholder proposal at the 2011 annual meeting of stockholders that is not intended to be included in the Company’s proxy statement for that meeting, you generally must provide appropriate notice to the Company in the manner specified in our Bylaws between February 16, 2011 and March 18, 2011. Furthermore, a proxy for our 2011 annual meeting of stockholders may confer discretionary authority to vote on any matter not submitted to us by March 14, 2011.

OTHER BUSINESS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Farhad Moghadam, Ph.D.

President and Chief Executive Officer

April 28, 2010

Thornton, Colorado

APPENDIX A

FOURTH AMENDED AND RESTATED 2005 STOCK OPTION PLAN

ASCENT SOLAR TECHNOLOGIES, INC.

FOURTH AMENDED AND RESTATED 2005 STOCK OPTION PLAN

(Approved by the Board of Directors on                     , 2010;

Adopted by Stockholders on                     , 2010)

1. Purposes of the Plan. The purposes of this Fourth Amended and Restated 2005 Stock Option Plan are:

•	to attract and retain the best available personnel;

•	to provide additional incentive to Employees, Directors and Consultants; and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Ascent Solar Technologies, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed one hundred eighty (180) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u) “Optioned Stock” means the Common Stock subject to an Option.

(v) “Optionee” means the holder of an outstanding Option granted under the Plan.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Plan” means this 2005 Stock Option Plan, as amended.

(y) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(z) “Section 16(b)” means Section 16(b) of the Exchange Act.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(cc) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three million seven hundred thousand (3,700,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Option Exchange Program;

(vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c) No Employee shall be granted, in any one fiscal year of the Company, Options to purchase more than one hundred twenty-five thousand (125,000) Shares, provided that such limitation shall be two hundred fifty thousand (250,000) Shares during the fiscal year of any person’s initial year of service with the Company.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option

(A) granted to a Service Provider who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to a Service Provider other than a Service Provider described in paragraph (A) immediately above, or intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program, if implemented by the Company in connection with the Plan;

(v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise stated in the Option Agreement, Options shall become exercisable at a rate one-third (1/3) per year over three (3) years from the date the Options are granted, with one-third (1/3) of the Shares under the Option vesting on each of the first, second and third anniversaries of the date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

(ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within ninety (90) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within one (1) year of termination, or such longer period of time as may be specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within one (1) year following Optionee’s death, or such longer period of time as may be specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

(f) Code Section 162(m) Provisions.

(i) Notwithstanding any other provision of the Plan, if the Compensation Committee of the Board (the “Compensation Committee”) determines at the time an Option is granted to an Optionee that such

Optionee is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Option, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and to the extent the Compensation Committee considers it desirable for compensation delivered pursuant to such Option to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, then the Compensation Committee may provide that this Section 10(f) is applicable to such Option under such terms as the Compensation Committee shall determine.

(ii) If an Option is subject to this Section 10(f), then vesting of the Option and issuance of Optioned Stock pursuant thereto, as applicable, may be subject to satisfaction of one, or more than one, objective performance targets. In such event, the Compensation Committee shall determine the performance targets that will be applied with respect to each Option subject to this Section 10(f) at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. The performance criteria applicable to Options subject to this Section 10(f) will be one or more of the following criteria: (A) stock price; (B) market share; (C) sales; (D) earnings per share, core earnings per share or variations thereof; (E) return on equity; (F) costs; (G) revenue; (H) cash to cash cycle; (I) days payables outstanding; (J) days of supply; (K) days sales outstanding; (L) cash flow; (M) operating income; (N) profit after tax; (O) profit before tax; (P) return on assets; (Q) return on sales; (R) inventory turns; (S) invested capital; (T) net operating profit after tax; (U) return on invested capital; (V) total shareholder return; (W) earnings; (X) return on equity or average shareowners’ equity; (Y) total shareowner return; (Z) return on capital; (AA) return on investment; (BB) income or net income; (CC) operating income or net operating income; (DD) operating profit or net operating profit; (EE) operating margin; (FF) return on operating revenue; (GG) contract awards or backlog; (HH) overhead or other expense reduction; (II) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (JJ) credit rating; (KK) strategic plan development and implementation; (LL) net cash provided by operating activities; (MM) gross margin; (NN) economic value added; (OO) customer satisfaction; (PP) financial return ratios; (QQ) market performance; (RR) production capacity; (SS) production volume; (TT) achievement of photovoltaic conversion efficiency; (UU) production yields; (VV) EBITDA; (WW) EBIT; (XX) market capitalization; (YY) liquidity; (ZZ) strategic partnerships; (AAA) production agreements and relationships; and (BBB) product certifications.

(iii) Notwithstanding any contrary provision of the Plan, the Compensation Committee may not increase the number of Optioned Stock pursuant to any Option subject to this Section 10(f), nor may it waive the achievement of any performance target established pursuant to this Section 10(f).

(iv) The Compensation Committee shall have the power to impose such other restrictions on Options subject to this Section 10(f) as it may deem necessary or appropriate to ensure that such Option satisfies all requirements for “performance-based compensation” within the meaning of Code section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

11. Limited Transferability of Options. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Change of Control. Unless otherwise stated in the Option Agreement, in the event of a Change of Control, then as to each Optionee, fifty percent (50%) of any outstanding Optioned Stock that has not yet vested at the time such Change of Control occurs shall become vested and exercisable. In such event, the Administrator shall notify the Optionee in writing or electronically at least fifteen (15) calendar days prior to the Change of Control of the exercisability of the Option. The portion of the Option that is then vested (including 50% of the unvested portion that becomes vested due to the Change of Control) shall be exercisable by the Optionee for a period of fifteen (15) calendar days from the date of such notice, and the Option shall terminate upon the expiration of such period. Notwithstanding the foregoing and anything else in this Plan, and unless otherwise stated in the Option Agreement, if the employment of an Optionee is terminated by the Company or its successor in connection with a Change of Control (as determined in the sole and absolute discretion of the Committee), then the Optionee’s entire Option shall become vested and exercisable upon termination of employment. For purposes of this paragraph, a “Change of Control” means the happening of any of the following:

(i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, possesses more than 50 percent of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a Change of Control. Notwithstanding the foregoing, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock of the Company for purposes of this subsection (i);

(ii) during any period of 12 consecutive months, individuals who at the beginning of such period constituted the Board (together with any new or replacement directors whose election by the Board, or whose nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

(iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from the Company, outside of the ordinary course of business, that have a gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding anything to the contrary in this Agreement, the following shall not be treated as a Change of Control under this subsection (iii): (A) a transfer of assets from the Company to a shareholder of the Company (determined immediately before the asset transfer); (B) a transfer of assets from the Company to an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a transfer of assets from the Company to a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (D) a transfer of assets from the Company to an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii)(C) above.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

19. Information to Optionees. The Company shall provide, or make available, to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such participant has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

EXHIBIT A

ASCENT SOLAR TECHNOLOGIES, INC.

FOURTH AMENDED AND RESTATED 2005 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

«NAME»

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date: (same as Date of Grant, if left blank)

Exercise Price per Share:

Total Number of Shares Granted:

Type of Option:	Incentive Stock Option Nonstatutory Stock Option

Expiration Date: (10 years from Date of Grant, if left blank)

Vesting Schedule:

Subject to Optionee continuing as a Service Provider, the Options shall vest as follows:

«VESTING SCHEDULE»

Termination Period:

This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider. Upon Optionee’s death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II. AGREEMENT

1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check;

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(d) any other form or manner endorsed in the Plan.

4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7. Tax Obligations.

(a) Taxes. Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to the Option exercise and the acquisition or sale of the Optioned Stock. Optionee agrees that Optionee shall indemnify the Company for any liability, including attorneys’ fees and expenses, accrued by the Company as a result of the Optionee’s failure to satisfy those taxes.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.

8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Colorado.

9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel and other advisors prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ASCENT SOLAR TECHNOLOGIES, INC.

Signature	By

Print Name	Name

Title

Residence Address

EXHIBIT A

EXERCISE NOTICE AND AGREEMENT

Ascent Solar Technologies, Inc.

12300 Grant Street

Thornton, CO 80241

Attention: Stock Option Plan Administrator

Re:  Exercise of Stock Option Pursuant to Fourth Amended and Restated 2005 Stock Option Plan

Name of Optionee:

Optionee’s Address:

Optionee’s Social Security Number:

Date of Option Agreement:

Exercise Date:

The Shares Purchased are Incentive Stock Options: (circle one)	Yes / No

Number of Shares Purchased Pursuant to this Notice:

Exercise Price per Share:	$

Aggregate Exercise Price:	$

Amount of Payment Enclosed:	$

1. Exercise of Option. Pursuant to the Fourth Amended and Restated 2005 Stock Option Plan (the “Plan”) of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”) and the Stock Option Agreement (“Option Agreement”) entered into as of the date set forth above between the undersigned Optionee and the Company, Optionee hereby elects, effective as of the date of this notice, to exercise Optionee’s option to purchase the number of shares of common stock (the “Shares”) of the Company indicated above.

2. Payment. Enclosed is Optionee’s payment in the amount indicated above, which is the full exercise price for the Shares.

3. Deemed Date of Exercise. The date of exercise shall be deemed to be the first date after which this Notice is filed with Company upon which Shares become eligible for issuance to Optionee under applicable state and federal laws and regulatory requirements.

4. Compliance with Laws. Optionee understands and acknowledges that the purchase and sale of the Shares may be subject to approval under the state and federal securities laws and other laws and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase Shares is expressly conditioned upon approval (if necessary) and compliance with all such laws.

5. Representations of Optionee. Optionee represents and warrants to the Company, as follows:

(a) Optionee has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

(b) The Options exercised herewith are exercisable only according to the schedule in the Option Agreement.

(c) Optionee is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

6. Refusal to Transfer. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Option Agreement, or the Plan or (b) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice.

8. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:
“OPTIONEE”:	“COMPANY”

Ascent Solar Technologies, Inc., a Delaware corporation

Signature	By
Print Name	Name
Title

APPENDIX B

SECOND AMENDED AND RESTATED 2008 RESTRICTED STOCK PLAN

ASCENT SOLAR TECHNOLOGIES, INC. SECOND AMENDED AND RESTATED 2008 RESTRICTED STOCK PLAN

(Approved by the Board of Directors on             , 2010;

Adopted by Stockholders on             , 2010)

1. Purposes of the Plan. The purposes of this Second Amended and Restated 2008 Restricted Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Eligible Employees, Consultants and Directors, and to promote the success of the Company’s business.

2. Definitions. As used herein, the following definitions shall apply:

a. “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

b. “Award” means an award of Restricted Stock or Restricted Stock Units to a Grantee pursuant to Section 5 of the Plan.

c. “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Committee.

d. “Board” means the Board of Directors of the Company.

e. “Change in Control” means the happening of any of the following:

(i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, possesses more than 50 percent of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a Change in Control. Notwithstanding the foregoing, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock of the Company for purposes of this subsection (i);

(ii) during any period of 12 consecutive months, individuals who at the beginning of such period constituted the Board (together with any new or replacement directors whose election by the Board, or whose nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

(iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from the Company, outside of the ordinary course of business, that have a gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding anything to the contrary in this Agreement, the following shall not be treated as a Change in Control under this subsection (iii): (A) a transfer of assets from the Company to a shareholder of the Company (determined immediately before the asset transfer); (B) a transfer of assets from the Company to an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a transfer of assets from the Company to a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (D) a transfer of assets from the Company to an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii)(C) above.

f. “Code” means the Internal Revenue Code of 1986, as amended.

g. “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

h. “Common Stock” means the common stock, $0.0001 par value, of the Company.

i. “Company” means Ascent Solar Technologies, Inc., a Delaware corporation.

j. “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

k. “Date of Grant” means the date on which the Committee makes the determination granting the Award, or such other later date as is determined by the Committee.

l. “Date of Termination” means the date on which a Grantee’s employment or service as a Director, whichever is applicable, terminates.

m. “Director” means a member of the Board.

n. “Eligible Employee” means any person who is employed by the Company or any Parent or Subsidiary of the Company.

o. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

p. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

q. “Grantee” means an individual to whom an Award has been granted.

r. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

s. “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

t. “Plan” means this Ascent Solar Technologies, Inc. 2008 Restricted Stock Plan, as amended.

u. “Restricted Stock” means Common Stock awarded under this Plan.

v. “Restricted Stock Unit” means a bookkeeping entry representing an amount equivalent to the fair market value of one share of Common Stock, payable in cash or shares of Common Stock. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

w. “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

x. “Section 16(b) “ means Section 16(b) of the Exchange Act.

y. “Share” means a share of the Common Stock awarded under the Plan as (i) part of a Restricted Stock grant or (ii) a component of a Restricted Stock Unit, as adjusted in accordance with Section 7 of the Plan.

z. “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Shares Subject to the Plan. Subject to the provisions of Section 7 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards is one million five hundred fifty thousand (1,550,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires without having been vested in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. No more than 200,000 Shares may be granted pursuant to Awards to an individual Grantee in any calendar year.

4. Administration of the Plan.

a. Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Grantees.

(i) Section 162(m). To the extent that the Committee determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(iv) Binding Effect. The Committee’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

b. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

(ii) to select the Eligible Employees, Consultants and Directors to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what amounts Awards are granted under the Plan;

(iv) to determine the number of Shares to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, any waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 9 of the Plan);

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to provide any notice or other communication required or permitted by the Plan in either written or electronic form; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

5. Eligibility and General Conditions of Awards.

a. Eligibility. Awards may be granted to Eligible Employees, Consultants and Directors. If otherwise eligible, an Eligible Employee, Consultant or Director who has been granted an Award may be granted additional Awards.

b. Committee Action. The Committee acting in its sole and absolute discretion shall have the right to grant Awards to Eligible Employees, Consultants and Directors under the Plan from time to time. Subject to the terms of the Plan, the Committee may grant Awards to any Eligible Employee, Consultant or Director, in such amount and upon such terms and conditions as shall be determined by the Committee in its sole and absolute discretion. Each Award shall be evidenced by an Award Agreement, and to the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. Each Award Agreement shall set forth the conditions, if any, under which the Grantee’s interest in the Shares will be forfeited.

c. Forfeiture Conditions. The Committee may make each grant of an Award (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Employees, Consultants or Directors generally or for a Grantee in particular, and the related Award Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable and vested interest in the Award shall depend on the extent to which each such condition is timely satisfied. Unless otherwise provided in the Award Agreement, the Award shall vest in a series of three (3) successive equal annual installments over the three (3)-year period measured from the Date of Grant.

(i) With respect to Awards of Restricted Stock, a share certificate shall be issued (subject to the conditions, if any, described in this Section 5) to, or for the benefit of, the Grantee with respect to the number of Shares for which a grant has become effective as soon as practicable after the Date of Grant.

(ii) With respect to Awards of Restricted Stock Units, as soon as administratively possible after the date of vesting, but in no event later than two and a half months after the end of the calendar year in which the vesting occurs, the Committee will cause to be issued to the Grantee, a share certificate to, or for the benefit of, the Grantee with respect to the number of vested Shares. Alternatively, at the discretion of the Committee, vested Restricted Stock Units may be paid to the Grantee in cash.

d. Code Section 162(m) Provisions.

(i) Notwithstanding any other provision of the Plan, if the Compensation Committee of the Board (the “Compensation Committee”) determines at the time an Award is granted to an Eligible Employee, Consultant or Director that such Eligible Employee, Consultant or Director is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and to the extent the Compensation Committee considers it desirable for compensation delivered pursuant to such Award to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, then the Compensation Committee may provide that this Section 5(d) is applicable to such Award under such terms as the Compensation Committee shall determine.

(ii) If an Award is subject to this Section 5(d), then the lapsing of restrictions thereon and the distribution of Shares or cash pursuant thereto, as applicable, shall be subject to satisfaction of one, or more than one, objective performance targets. The Compensation Committee shall determine the performance targets that will be applied with respect to each Award subject to this Section 5(d) at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. The performance criteria applicable to Awards subject to this Section 5(d) will be one or more of the following criteria: (A) stock price; (B) market share; (C) sales; (D) earnings per share, core earnings per share or variations thereof; (E) return on equity; (F) costs; (G) revenue; (H) cash to cash cycle; (I) days payables outstanding; (J) days of supply; (K) days sales outstanding; (L) cash flow; (M) operating income; (N) profit after tax; (O) profit before tax; (P) return on assets; (Q) return on sales; (R) inventory turns; (S) invested capital; (T) net operating profit after tax; (U) return on invested capital; (V) total shareholder return; (W) earnings; (X) return on equity or average shareowners’ equity; (Y) total shareowner return; (Z) return on capital; (AA) return on investment; (BB) income or net income; (CC) operating income or net operating income; (DD) operating profit or net operating profit; (EE) operating margin; (FF) return on operating revenue; (GG) contract awards or backlog; (HH) overhead or other expense reduction; (II) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (JJ) credit rating; (KK) strategic plan development and implementation; (LL) net cash provided by operating activities; (MM) gross margin; (NN) economic value added; (OO) customer satisfaction; (PP) financial return ratios; (QQ) market performance; (RR) production capacity; (SS) production volume; (TT) achievement of photovoltaic conversion efficiency; (UU) production yields; (VV) EBITDA; (WW) EBIT; (XX) market capitalization; (YY) liquidity; (ZZ) strategic partnerships; (AAA) production agreements and relationships; and (BBB) product certifications.

(iii) Notwithstanding any contrary provision of the Plan, the Compensation Committee may not increase the number of Shares granted pursuant to any Award subject to this Section 5(d), nor may it waive the achievement of any performance target established pursuant to this Section 5(d).

(iv) Prior to the payment of any Award subject to this Section 5(d), the Compensation Committee shall certify in writing that the performance target(s) applicable to such Award was met.

(v) The Compensation Committee shall have the power to impose such other restrictions on Awards subject to this Section 5(d) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Code section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

e. Dividends and Voting Rights.

(ii) Restricted Stock. Unless otherwise provided in the Award Agreement, the Grantee shall have the right to receive any cash dividends which are paid with respect to any of his or her Shares after the Date of Grant and before the first day that the Grantee’s interest in such Shares is forfeited or becomes nonforfeitable and vested. If an Award Agreement provides that a Grantee has no right to receive a cash dividend when paid, such Award Agreement may set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Shares when such dividends were paid. If an Award Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Share has been forfeited or has become nonforfeitable and vested, such stock dividend shall be treated as part of the grant of the Shares, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable and vested at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable and vested. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. Unless otherwise provided in the Award Agreement, the Grantee shall have the right to vote the Shares related to his or her Award of after the Date of Grant of such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable and vested.

(ii) Restricted Stock Units. No dividend or voting rights shall attach to Shares associated with Awards of Restricted Stock Units unless and until such Shares become nonforfeitable and vested.

f. Satisfaction of Forfeiture Conditions. A Share shall cease to be restricted at such time as a Grantee’s interest in such Share becomes nonforfeitable and vested in accordance with the terms of the Plan and the Award Agreement, and the certificate representing such share shall be reissued as soon as practicable thereafter and shall be transferred to the Grantee.

g. Termination of Employment or Service as a Director. In the event that a Grantee’s employment or service as a Director terminates for any reason, then, unless otherwise provided by the Award Agreement, and subject to Section 7 of the Plan:

i. With respect to the portion of an Award that is forfeitable immediately before the Date of Termination, the Shares shall thereupon automatically be forfeited; and

ii. With respect to the portion of an Award that is nonforfeitable and vested immediately before the Date of Termination, the Shares shall promptly be settled by delivery to the Grantee (or the Grantee’s beneficiary, in the event of the death of the Grantee) of a number of unrestricted Shares equal to the aggregate number of the Grantee’s nonforfeitable and vested Shares.

h. Nontransferability of Awards. Until such time as it becomes nonforfeitable and vested in accordance with the terms of the Plan and the Award Agreement, no Award, no right under any Award, and no Shares may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution or to the Company, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

i. Escrow of Shares. Any certificates representing the Shares issued under the Plan shall be issued in the Grantee’s name, but, if the applicable Award Agreement so provides, the Shares will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Award Agreement providing for the transfer of Shares to the Custodian shall appoint the Custodian as attorney-in-fact for the Grantee for the term specified in the applicable Award Agreement, with full power and authority in the Grantee’s name, place and stead to transfer, assign and convey to the Company any Shares held by the Custodian for such Grantee, if the Grantee forfeits the Shares under the terms of the applicable Award Agreement. During the period that the Custodian holds the shares subject to this Section 5(i), the Grantee will be entitled to all rights, except as otherwise provided in the Plan or the applicable Award Agreement, applicable to Shares not so held.

j. Other Restrictions. The Committee shall impose such other restrictions on any Award as it may deem advisable including, without limitation, restrictions under Applicable Law. The Committee may also require that Grantees make cash payments at the time of grant or upon lapsing of restrictions. An Award shall not be granted and Shares shall not be issued pursuant to an Award unless the grant of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any certificate issued to evidence Shares may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with Applicable Law and the requirements of this Section 5(j). As a condition to the issuance of Shares under this Plan, the Committee may require the Grantee to represent and warrant that the Shares will be held for investment and not with a view of resale or distribution to the public. No Shares may be issued under this Plan until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board deems advisable. Each person who acquires the right to ownership of Shares by bequest or inheritance may be required by the Committee to furnish reasonable evidence of such right of ownership. In addition, the Board may require such consents and releases of taxing authorities as the Board deems advisable. Additionally, as a condition to the issuance of shares under this Plan, the Grantee shall be required to become a party to the then-current version of any shareholder agreement that is in effect among the holders of a majority of the Company’s equity securities.

k. Certificate Legend. In addition to any legends placed on certificates pursuant to Section 5(j) above, each certificate representing Shares shall bear the following legend:

The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Ascent Solar Technologies, Inc. Restricted Stock Plan, as amended, and in a Restricted Stock Agreement dated                     . A copy of the Plan and the Restricted Stock Agreement may be obtained from the Chief Financial Officer of Ascent Solar Technologies, Inc.

l. Removal of Restrictions. Shares shall become freely transferable by the Grantee after they become nonforfeitable and vested. Once the Shares are released from the forfeiture restrictions, the Grantee shall be entitled to have the legend required by Section 5(k) above removed from the Grantee’s Share certificate.

6. Tax Withholding. Upon each vesting event, the Grantee must satisfy the federal, state, local or foreign income and social insurance withholding taxes imposed by reason of the vesting of the Shares. Upon grant of an Award, the Grantee shall make an election with respect to the method of satisfaction of such tax withholding obligation in accordance with procedures established by the Administrator. In the case where the Grantee is an Eligible Employee, unless the Grantee delivers to the Company or its designee within five (5) days after the occurrence of the vesting event specified in Section 2 or Section 3 above a certified check payable in the amount of all tax withholding obligations imposed on the Grantee and the Company by reason of the vesting of the Shares, the Grantee’s actual number of vested Shares shall be reduced by the smallest number of whole Shares which, when multiplied by the Fair Market Value of the Common Stock on the vesting date, is sufficient to satisfy the amount of such tax withholding obligations.

7. Adjustments Upon Changes in Capitalization or Change of Control.

a. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

b. Change in Control. Unless otherwise provided in the Award Agreement, in the event of a Change in Control, then, as to each Grantee, 50 percent of any Shares that have not yet been forfeited and that are not yet nonforfeitable and vested at the time such Change in Control is determined to have occurred shall become nonforfeitable and vested immediately before such Change in Control is determined to have occurred. Notwithstanding the foregoing and anything else in this Plan, and unless otherwise provided in the Award Agreement, if the employment of a Grantee is terminated by the Company or its successor in connection with a Change in Control (as determined in the sole and absolute discretion of the Committee), then all of such Grantee’s Shares that have not yet been forfeited and are not yet nonforfeitable and vested at termination of employment shall become nonforfeitable and vested upon termination of employment.

c. Dissolution or Liquidation. Unless otherwise provided in the Award Agreement, in the event of the dissolution or liquidation of the Company, then immediately before such dissolution or liquidation, any Shares that are not yet nonforfeitable and vested shall become nonforfeitable and vested.

8. Term of Plan. The Plan shall become effective upon its approval by the shareholders of the Company within 12 months after the earlier of the date of its adoption by the Board or the date of its approval by the shareholders. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 9 of the Plan.

9. Amendment and Termination of the Plan.

a. Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b. Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Law. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

c. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Committee, which agreement must be in writing and signed by the Grantee and the Company.

10. Liability of Company.

a. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

b. Grants Exceeding Allotted Shares. If the Shares covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such

Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 9 of the Plan.

11. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

12. Rights of Grantees. Neither the Plan nor any Award shall confer upon an Grantee any right with respect to continuing the Grantee’s employment or service as a Consultant or Director, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment or service as a Consultant or Director at any time, with or without cause.

13. Construction. The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

EXHIBIT A

ASCENT SOLAR TECHNOLOGIES, INC.

SECOND AMENDED AND RESTATED 2008 RESTRICTED STOCK PLAN

RESTRICTED STOCK AWARD AGREEMENT

This RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made as of [            ] (the “Date of Grant”) between ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation (the “Company”) and [            ] (the “Grantee”).

Background Information

A. The Board of Directors (the “Board”) and shareholders of the Company have adopted the Ascent Solar Technologies, Inc. Second Amended and Restated 2008 Restricted Stock Plan (the “Plan”).

B. The Plan provides that the Committee shall have the discretion and right to grant Awards to any Eligible Employees or Directors of the Company, subject to the terms and conditions of the Plan and any additional terms provided by the Committee. The Committee has made an Award grant to the Grantee as of the Date of Grant pursuant to the terms of the Plan and this Agreement.

C. In cases where the Committee has determined that the vesting of the Award is subject to certain performance targets set forth in Section 5(d) of the Plan, the Compensation Committee of the Board (the “Compensation Committee”) has determined that it is desirable for compensation delivered pursuant to such Award to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, and the Compensation Committee has determined that Section 5(d) of the Plan is applicable to such Award.

C. The Grantee desires to accept the Award grant and agrees to be bound by the terms and conditions of the Plan and this Agreement.

D. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

Agreement

1. Restricted Stock. Subject to the terms and conditions provided in this Agreement and the Plan, the Company hereby grants to the Grantee [            ] (            ) shares of Common Stock (the “Shares”) as of the Date of Grant. The extent to which the Shares become vested and nonforfeitable shall be determined in accordance with the provisions of Sections 2 and 3 of this Agreement.

2. Vesting. Except as may be otherwise provided in this Section 2 and in Section 3 of this Agreement, the Grantee’s rights and interest in the Shares shall become vested and nonforfeitable and shall cease being restricted as follows:

CHECK ONE:

☐ Time-based vesting according to the following schedule:

Date	Percent Vested

☐ Performance-based vesting according to the following criteria:

Except as may be otherwise provided in Section 3 of this Agreement, the extent of the vesting of the Restricted Stock shall be based upon the satisfaction of the performance goal specified in this Section 2 (the “Performance Goal”). The Performance Goal shall be based upon [            ].

The portion of the Grantee’s rights and interest in the Restricted Stock, if any, that become vested and non-forfeitable and ceases to be restricted shall be determined in accordance with the following schedule: [            ].

The applicable portion of the Restricted Stock shall become vested and non-forfeitable and shall cease being restricted upon written certification by the Compensation Committee of the Company’s Board of Directors that the corresponding Performance Goal has been satisfied, provided the Grantee’s Continuous Status as an Employee or Consultant has not terminated more than thirty (30) days prior to the date and time of the Compensation Committee’s certification. Any determination as to whether or not and to what extent the Performance Goal has been satisfied shall be made by the Compensation Committee in its sole and absolute discretion and shall be final, binding and conclusive on all persons, including, but not limited to, the Company and the Grantee. The Grantee shall not be entitled to any claim or recourse if any action or inaction by the Company, or any other circumstance or event, including any circumstance or event outside the control of the Grantee, adversely affects the ability of the Grantee to satisfy the Performance Goal or in any way prevents the satisfaction of the Performance Goal.

3. Change in Control. [In the event of a Change in Control, any portion of the Shares that is not yet vested and nonforfeitable on the date such Change in Control occurs shall become vested and nonforfeitable in accordance with Section 7(b) of the Plan.]

4. Restrictions on Transfer. Until such time as a Share becomes vested and nonforfeitable pursuant to Section 2 or Section 3 of this Agreement, the Grantee shall not have the right to make or permit to occur any transfer, pledge or hypothecation of all or any portion of the Shares, whether outright or as security, with or without consideration, voluntary or involuntary. Any transfer, pledge or hypothecation not made in accordance with this Agreement shall be deemed null and void.

5. Termination of Employment. Subject to Section 3 above, in the event that the Grantee’s employment or service as a Director terminates for any reason, then:

(i) With respect to the portion of the Award that is unvested and forfeitable immediately before the Date of Termination, the Shares shall thereupon automatically be forfeited; and

(iii) With respect to the portion of the Award that is nonforfeitable and vested immediately before the Date of Termination, the Shares shall promptly be settled by delivery to the Grantee (or the Grantee’s beneficiary, in the event of the death of the Grantee) of a number of unrestricted Shares equal to the aggregate number of the Grantee’s nonforfeitable and vested Shares.

6. Shares Held by Custodian. The Grantee hereby authorizes and directs the Company to deliver any share certificate issued by the Company to evidence the Award to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the “Share Custodian”) to be held by the Share Custodian until the Shares becomes vested and nonforfeitable in accordance with Section 2 or Section 3 of this Agreement. When a Share becomes vested, the Share Custodian shall deliver to the Grantee (or his beneficiary in the event of death) a certificate representing the vested and nonforfeitable Share. The Grantee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of the Grantee with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Shares to the Company, or to transfer a portion of the Shares to the Grantee on an unrestricted basis upon vesting, pursuant to this Agreement, in the name, place, and stead of the Grantee. The term of such appointment shall commence on the Date of Grant and shall continue until all the Shares become vested or are forfeited. During the period that the Share Custodian holds the Shares subject to this Section 6, the Grantee shall be entitled to all rights applicable to shares of common stock of the Company not so held, including the right to vote and receive dividends, but provided, however, in the event the number of Shares is increased or reduced in accordance with Section 7 of the Plan, and in the event of any distribution of common stock or other securities of the Company in respect of such shares of common stock, the Grantee agrees that any certificate representing shares of such additional common stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian and shall be subject to all of the provisions of this Agreement as if initially received hereunder.

7. Tax Consequences.

(a) Upon the occurrence of a vesting event specified in Section 2 or Section 3 above, the Grantee must satisfy the federal, state, local or foreign income and social insurance withholding taxes imposed by reason of the vesting of the Restricted Stock. In the case of a Grantee who is an employee: (i) upon grant of an Award, the Grantee shall make an election with respect to the method of satisfaction of such tax withholding obligation in accordance with procedures established by the Administrator; and (ii) unless the Grantee delivers to the Company or its designee within five (5) days after the occurrence of the vesting event specified in Section 2 or Section 3 above a certified check payable in the amount of all tax withholding obligations imposed on the Grantee and the Company by reason of the vesting of the Shares, the Grantee’s actual number of vested Shares of shall be reduced by the smallest number of whole Shares which, when multiplied by the Fair Market Value of the Common Stock on the vesting date, is sufficient to satisfy the amount of such tax withholding obligations.

(b) The Grantee understands that the Grantee may elect to be taxed at the Date of Grant rather than when the Shares become vested by filing with the Internal Revenue Service an election under section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), within thirty (30) days from the Date of Grant. The Grantee acknowledges that it is the Grantee’s sole responsibility and not the Company’s responsibility to timely file the Code section 83(b) election with the Internal Revenue Service if the Grantee intends to make such an election. Grantee agrees to provide written notification to the Company if the Grantee files a Code section 83(b) election.

8. No Effect on Employment. Nothing in the Plan or this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under the Plan or this Agreement.

9. Governing Laws. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

10. Successors. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

12. Entire Agreement. Subject to the terms and conditions of the Plan, which are incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

13. Headings. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

14. Additional Acknowledgements. By their signatures below, the Grantee and the Company agree that the Shares is granted under and governed by the terms and conditions of the Plan and this Agreement. Grantee has had an opportunity to request a copy of the Plan, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee made in accordance with the terms of the Plan and this Agreement upon any questions relating to the Plan and this Agreement.

15. Incorporation of Plan by Reference. The Award is granted in accordance with the terms and conditions of the Plan, the terms of which are incorporated in this Agreement by reference, and this Agreement shall in all respects be interpreted in accordance with the Plan.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the Date of Grant set forth above.

ASCENT SOLAR TECHNOLOGIES, INC.

By:

Print Name:

GRANTEE

EXHIBIT A

ASCENT SOLAR TECHNOLOGIES, INC.

SECOND AMENDED AND RESTATED 2008 RESTRICTED STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”) is made as of [            ] (the “Date of Grant”) between ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation (the “Company”) and [            ] (the “Grantee”).

Background Information

A. The Board of Directors (the “Board”) and shareholders of the Company have adopted the Ascent Solar Technologies, Inc. Second Amended and Restated 2008 Restricted Stock Plan (the “Plan”).

B. The Plan provides that the Committee shall have the discretion and right to grant Restricted Stock Units to any Eligible Employees or Directors of the Company, subject to the terms and conditions of the Plan and any additional terms provided by the Committee. The Committee has made grant of Restricted Stock Units to the Grantee as of the Date of Grant pursuant to the terms of the Plan and this Agreement.

C. In cases where the Committee has determined that the vesting of the Restricted Stock Units is subject to certain performance targets set forth in Section 5(d) of the Plan, the Compensation Committee of the Board (the “Compensation Committee”) has determined that it is desirable for compensation delivered pursuant to such Restricted Stock Units to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, and the Compensation Committee has determined that Section 5(d) of the Plan is applicable to such Restricted Stock Units.

D. The Grantee desires to accept the Restricted Stock Units grant and agrees to be bound by the terms and conditions of the Plan and this Agreement.

E. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

Agreement

1. Restricted Stock Unit. Subject to the terms and conditions provided in this Agreement and the Plan, the Company hereby grants to the Grantee [            ] (            ) Restricted Stock Units covering shares of Common Stock as of the Date of Grant. The extent to which the Restricted Stock Units become vested and nonforfeitable shall be determined in accordance with the provisions of Sections 2 and 3 of this Agreement.

2. Vesting. Except as may be otherwise provided in this Section 2 and in Section 3 of this Agreement, the Grantee’s rights and interest in the Restricted Stock Units shall become vested and nonforfeitable as follows:

CHECK ONE:

☐ Time-based vesting according to the following schedule:

Date	Percent Vested

☐ Performance-based vesting according to the following criteria:

Except as may be otherwise provided in Section 3 of this Agreement, the extent of the vesting of the Restricted Stock Units shall be based upon the satisfaction of the performance goal specified in this Section 2 (the “Performance Goal”). The Performance Goal shall be based upon [            ].

The portion of the Grantee’s rights and interest in the Restricted Stock Units, if any, that become vested and non-forfeitable shall be determined in accordance with the following schedule: [            ].

The applicable Restricted Stock Units shall become vested and non-forfeitable upon written certification by the Compensation Committee of the Company’s Board of Directors that the corresponding Performance Goal has been satisfied, provided the Grantee’s Continuous Status as an Employee or Consultant has not terminated more than thirty (30) days prior to the date and time of the Compensation Committee’s certification. Any determination as to whether or not and to what extent the Performance Goal has been satisfied shall be made by the Compensation Committee in its sole and absolute discretion and shall be final, binding and conclusive on all persons, including, but not limited to, the Company and the Grantee. The Grantee shall not be entitled to any claim or recourse if any action or inaction by the Company, or any other circumstance or event, including any circumstance or event outside the control of the Grantee, adversely affects the ability of the Grantee to satisfy the Performance Goal or in any way prevents the satisfaction of the Performance Goal.

3. Change in Control. [In the event of a Change in Control, any Restricted Stock Units that are not yet vested and nonforfeitable on the date such Change in Control occurs shall become vested and nonforfeitable in accordance with Section 7(b) of the Plan.]

5. Restrictions on Transfer. The Grantee shall not have the right to make or permit to occur any transfer, pledge or hypothecation of all or any portion of the Restricted Stock Units, whether outright or as security, with or without consideration, voluntary or involuntary. Any transfer, pledge or hypothecation not made in accordance with this Agreement shall be deemed null and void.

5. Termination of Employment. Subject to Section 3 above, in the event that the Grantee’s employment or service as a Director terminates for any reason, then with respect to the Restricted Stock Units that are unvested and forfeitable immediately before the Date of Termination, such unvested Restricted Stock Units shall thereupon automatically be forfeited.

6. Settlement of Vested Restricted Stock Units. Subject to Section 7 below, as soon as administratively feasible after the date of vesting of a Restricted Stock Unit, but no later than 2 and 1/2 months after the last day of the calendar year in which the vesting occurs, the Committee shall cause to be delivered to the Grantee the equivalent number of shares of Common Stock or cash, or a combination of both, as determined by the Committee in its sole discretion.

7. Tax Consequences. Upon the occurrence of a vesting event specified in Section 2 or Section 3 above, the Grantee must satisfy the federal, state, local or foreign income and social insurance withholding taxes imposed by reason of the vesting of the Restricted Stock Units. In the case of a Grantee who is an employee: (i) upon grant of Restricted Stock Units, the Grantee shall make an election with respect to the method of satisfaction of such tax withholding obligation in accordance with procedures established by the Administrator; and (ii) unless the Grantee delivers to the Company or its designee within five (5) days after the occurrence of the vesting event specified in Section 2 or Section 3 above a certified check payable in the amount of all tax withholding obligations imposed on the Grantee and the Company by reason of the vesting of the Restricted Stock Units, the Grantee’s actual number of shares of Common Stock shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the vesting date, is sufficient to satisfy the amount of such tax withholding obligations.

8. No Effect on Employment. Nothing in the Plan or this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under the Plan or this Agreement.

9. Governing Laws. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

10. Successors. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

12. Entire Agreement. Subject to the terms and conditions of the Plan, which are incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

13. Headings. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

14. Additional Acknowledgements. By their signatures below, the Grantee and the Company agree that the Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and this Agreement. Grantee has had an opportunity to request a copy of the Plan, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee made in accordance with the terms of the Plan and this Agreement upon any questions relating to the Plan and this Agreement.

15. Incorporation of Plan by Reference. These Restricted Stock Units are granted in accordance with the terms and conditions of the Plan, the terms of which are incorporated in this Agreement by reference, and this Agreement shall in all respects be interpreted in accordance with the Plan.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the Date of Grant set forth above.

ASCENT SOLAR TECHNOLOGIES, INC.

By:

Print Name:

GRANTEE

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 16, 2010.

Vote by Internet
		•	Log on to the Internet and go to www.investorvote.com/ASTI
		•	Follow the steps outlined on the secured website.

Vote by telephone
		•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — Board of Directors recommends a vote FOR each of the following nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	To elect three Class 2 directors to serve until the 2013 annual meeting of stockholders and until their successors have been elected and qualified:	+

01 - Farhad Moghadam, Ph.D.	02 - Kim J. Huntley	03 - G. Thomas Marsh

☐	For ALL	☐	Withhold ALL	☐	Withhold Authority to vote for any individual nominee. Write number(s) of nominee(s) below. Use number only.

		For	Against	Abstain
2.	To approve an amendment and restatement of the Company’s 2005 Stock Option Plan.	☐	☐	☐
3.	To approve an amendment and restatement of the Company’s 2008 Restricted Stock Plan.	☐	☐	☐
4.	To ratify the Audit Committee’s appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

<STOCK#>                              016UBB

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE   ▼

Proxy — ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, CO 80241

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Farhad Moghadam and Gary Gatchell, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascent to be held on Wednesday, June 16, 2010, at 2:00 p.m., local time, at the Doubletree Hotel, 8773 Yates Drive, Westminster, Colorado, and at any adjournment thereof (the “Annual Meeting”), upon matters properly coming before the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Continued and to be dated and signed on reverse side.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — Board of Directors recommends a vote FOR each of the following nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	To elect three Class 2 directors to serve until the 2013 annual meeting of stockholders and until their successors have been elected and qualified:	+

01 - Farhad Moghadam, Ph.D.	02 - Kim J. Huntley	03 - G. Thomas Marsh

☐	For ALL	☐	Withhold ALL	☐	Withhold Authority to vote for any individual nominee. Write number(s) of nominee(s) below. Use number only.

		For	Against	Abstain
2.	To approve an amendment and restatement of the Company’s 2005 Stock Option Plan.	☐	☐	☐
3.	To approve an amendment and restatement of the Company’s 2008 Restricted Stock Plan.	☐	☐	☐
4.	To ratify the Audit Committee’s appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	1 U P X 0 2 5 4 9 1 2	+

<STOCK#>                              016UCB

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street

Thornton, CO 80241

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Farhad Moghadam and Gary Gatchell, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascent to be held on Wednesday, June 16, 2010, at 2:00 p.m., local time, at the Doubletree Hotel, 8773 Yates Drive, Westminster, Colorado, and at any adjournment thereof (the “Annual Meeting”), upon matters properly coming before the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Continued and to be dated and signed on reverse side.